(ICON)

Prudential
Municipal
Bond Fund
-------------------
High Yield Series
Insured Series
Intermediate Series

ANNUAL
REPORT
April 30, 1997

(LOGO)

Portfolio Managers' Report

The economy grew at its fastest pace in more than nine years this past winter, prompting the Federal Reserve to raise the federal funds rate (the overnight bank lending rate) to keep inflation in check. Yet the Prudential Municipal Bond Fund provided solid returns over the last 12 months ended April 30, 1997, because we correctly anticipated interest rates moves and the demand for tax-exempt bonds increased as the supply of new bonds tapered off.

Performance varied among the three Series, with the High
Yield Series performing the best because it holds bonds with the highest coupons, lowest credit quality and longest maturity.

The bonds in the Insured Series feature the highest quality credit ratings -- Triple A -- so they carry lower interest rates than lesser quality bonds. The Intermediate Series holds bonds with shorter maturities and lower yields. Thus it typically trails the other Series when interest rates decline but it generally provides more price protection when interest rates climb.

The High Yield Series beat the average comparable fund measured by Lipper Analytical Services by a significant margin, while the Insured Series performed competitively. The Intermediate Series, however, trailed its peer group. (Had we adjusted duration more as interest rates rose, performance on this Series might have been better.)

Rate Roller Coaster.
Tax-exempt municipal bond interest rates initially fell then rose, ending the 12-month period lower. Interest rates declined and bond prices increased as inflation remained tame and economic growth slowed from its brisk pace in the second quarter of 1996. The Bond Buyer's Revenue Bond Index, calculated on
Thursdays, tumbled from 6.32% on May 2, 1996 to 5.80% on
November 27, 1996. But signs of renewed economic strength pushed the Index back above 6.0% in January, 1997. Indeed, the economy grew at a rapid 3.8% yearly pace in the fourth quarter of 1996, then barreled ahead at an annualized 5.9% in the first three months of 1997.

Investors typically fear that faster growth will drive up inflation, which erodes the value of a bond's fixed principal and interest payments. So the Federal Reserve on March 25, 1997 raised the overnight bank lending rate for the first time in two years to ward off higher inflation. The federal funds rate was raised by a quarter of a percentage point to 5.50%. Soon after, the Bond Buyer's Revenue Bond Index climbed to 6.14% on April 3, 1997.

Our portfolios were structured to ride out this turbulence by adjusting each Series' duration, which is a measure of sensitivity to interest rate changes. The longer the duration, the more the Series' value will gain in price when interest rates fall, and vice versa. A drop in the supply of new municipal bonds also helped boost returns on each Series.

We discuss each Series in detail  on the following pages.

How Investments Compared.
   (As of 4/30/97)
      (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Peter J. Allegrini, Fund Manager               (PICTURE)

Prudential Municipal Bond Fund:

High Yield Series

Performance At A Glance.

                                              One     Five       Since
                                              Year    Years    Inception2
Cumulative            Class A                 8.0%    41.6%       69.1%
Total                 Class B                 7.7     38.8       111.4
Returns1              Class C                 7.4     N/A         18.2
As of 4/30/97         Class Z                 N/A     N/A          4.4
                      Lipper HY Muni Avg3     7.3     39.0         ***

                                              One     Five       Since
                                              Year    Years    Inception2
    Average
 Annual Total         Class A                 3.2%    6.6%        7.0%
  Returns1            Class B                 1.0     6.7         8.1
As of 3/31/97         Class C                 4.7     N/A         6.2

                                                                 Taxable Equivalent Yield5
                       Total Dividends       30-Day                 At Tax Rates Of
                       Paid for 12 Mos.     SEC Yield            36%               39.6%
  Dividends          Class A    $0.70    5.60%   (5.55)4    8.75%   (8.67)4    9.27%   (9.19)4
     and             Class B    $0.66    5.38    (5.33)4    8.41    (8.33)4    8.91    (8.82)4
   Yields            Class C    $0.63    5.13    (5.08)4    8.02    (7.94)4    8.49    (8.41)4
As of 4/30/97        Class Z    $0.45    5.88    (5.83)4    9.19    (9.11)4    9.74    (9.65)4

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year.
Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.
Class Z shares have no service or 12b-1 fee. Since Class Z shares have been in existence less than a year, no average annual returns are presented.

2Inception dates: 1/22/90 for Class A; 9/17/87 for Class B;
8/1/94 for Class C; and 9/16/96 for Class Z.

3Lipper average returns are for 43 funds for one year, and 20 funds for five years.

4The numbers in parentheses ( ) show the Series' average annual returns, 30-day SEC yield and taxable equivalent yields without waiver of management fees and/or expense subsidization.

5Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception Averages are: Class A, 67.0% for
19 funds; Class B, 112.6% for 17 funds; Class C, 18.6% for
33 funds; and Class Z, 3.7% for 49 funds.

We seek to maximize income that is eligible for exclusion from federal income taxes by investing in non-investment grade municipal bonds that are rated B or better by recognized rating agencies such as Standard & Poor's Corp. (S&P) or Moody's Investors Service Inc., or unrated bonds that our analysts believe to be of comparable quality. On April 30, 1997, approximately 55% of the portfolio was comprised of non-investment grade municipal bonds rated BB or below (or unrated bonds of comparable quality), an increase from 52% on October 31, 1996. There can be no assurance that the Series will achieve its investment objective.

      Portfolio Breakdown.
  Expressed as a percentage of
total investments as of 4/30/97.
        (PIE CHART)

                                              High Yield Series
What Went Well.

Lower Quality
Bonds Shine.
We benefitted from our substantial holdings (55% of total investments) in below investment grade bonds. Lower credit quality bonds with higher yields often perform best when interest rates rise as they have since January:

-- Bonds issued on behalf of airline companies performed very well. The growing profitability of the airline industry made these securities very attractive. We also continue to believe that select health care bonds, such as retirement centers, hospitals, and nursing homes offer value.

-- The supply of new high yield bonds declined more sharply than volume in some other areas of the tax-exempt market, and boosted prices. For example, the volume of new revenue bonds issued to pay off earlier bonds fell 15% in the first four months of this year.

-- We extended duration in the third and fourth quarters of 1996 as interest rates edged lower. This helped our net asset value to rise more rapidly. As economic growth accelerated and interest rates were expected to climb in 1997, we cut duration to
6.8 years from 7.3 years to protect asset value.

-- Our strategy has been to sell bonds in the 20-year range, which have already performed well, and use the proceeds to purchase 30-year bonds. This allows us to obtain slightly higher yields and higher capital appreciation potential over the longer term.

And Not So Well.
A Bad Apple Or Two.

Most of our holdings are below investment grade and sometimes problems occur:

-- Long Beach, CA Redevelopment Agency: We own bonds issued to finance construction of Pacific Court Apartments located in downtown Long Beach. Residential and commercial occupancy failed to meet projections. On March 1, 1997 bondholders received only a partial interest payment, causing the bonds to default.

-- Michigan Strategic Fund: Construction cost overruns and declines in the price of pulp paper imperiled profitability at a paper de-inking and recycling plant located in Menominee, Michigan. The de-inking facility appears to be able to produce a high-quality product compared to other plants. But until pulp prices increase, none of these types of operations will be profitable. We hold bonds that financed construction of the facility.

Five Largest Issuers.

2.0%    Chicago, IL
        O'Hare Airport
2.0%    Village of Robbins
        Cook County, IL
1.8%    Claiborne County, MS
1.6%    Washington State
        Public Power Supply
1.6%    New Jersey State
        Transportation
        Trust Fund

Expressed as a percentage of total net assets as of 4/30/97.

        Credit Quality.
  Expressed as a percentage of
total investments as of 4/30/97.
           (PIE CHART)

Marie Conti, Fund Manager                            (PICTURE)

Prudential Municipal Bond Fund:
Insured Series

Performance At A Glance.

                                                    One     Five       Since
                                                    Year    Years    Inception2
  Cumulative              Class A                   5.7%    36.8%       65.0%
    Total                 Class B                   5.3     34.1       100.7
  Returns1                Class C                   5.1     N/A         15.6
As of 4/30/97             Class Z                   N/A     N/A         2.9
                          Lipper INS Muni Avg3      5.8     37.3        ***

                                                    One     Five       Since
                                                    Year    Years    Inception2
  Average
Annual Total              Class A                   1.5%    5.8%        6.7%
  Returns1                Class B                  -0.8     5.9         7.5
As of 3/31/97             Class C                   3.0     N/A         5.4

                                                            Taxable Equivalent Yield5
                      Total Dividends      30-Day               At Tax Rates Of
                      Paid for 12 Mos.    SEC Yield           36%              39.6%
Dividends            Class A    $0.67    4.84% (4.79)4    7.56% (7.48)4    8.01% (7.93)4
   and               Class B    $0.62    4.59  (4.54)4    7.17  (7.09)4    7.60  (7.52)4
  Yields             Class C    $0.60    4.34  (4.29)4    6.78  (6.70)4    7.19  (7.10)4
As of 4/30/97        Class Z    $0.48    5.10  (5.05)4    7.97  (7.89)4    8.44  (8.36)4

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares have no service or 12b-1 fee. Since Class Z shares have been in existence less than a year, no average annual returns are presented.

2Inception dates: 1/22/90 for Class A; 9/17/87 for Class B;
8/1/94 for Class C; and 9/16/96 for Class Z.

3The Lipper fund average includes 49 funds for one year and 20 funds for five years.

4The numbers in parentheses ( ) show the Series' average annual returns, 30-day SEC yield and taxable equivalent yields without waiver of management fees and/or expense subsidization.

5Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception Averages are: Class A, 64.8% for
19 funds; Class B, 110.5% for 17 funds; Class C, 17.3% for
38 funds; and Class Z, 2.2% for 52 funds.

The Insured Series invests primarily in AAA-rated municipal obligations, or in municipal obligations whose timely coupon and principal payments (but not market value) are insured by a municipal bond insurance company rated AAA by S & P, Aaa by Moody's, or other nationally recognized statistical rating organization. The Series may also invest up to 5% of its total assets in municipal obligations rated A/A or Aa/AA by Moody's or S&P, respectively, although it held no such securities as of April 30, 1997.

     Portfolio Breakdown.
  Expressed as a percentage of
total investments as of 4/30/97.
        (PIE CHART)

                                                  Insured Series
What Went Well.

Watching Duration.
Although insured bonds are virtually free of credit risk, their prices can fluctuate sharply with changes in interest rates. Remember, prices on previously issued bonds fall when interest rates rise because newly issued bonds will have higher coupons and vice versa. Interest rates were quite unsettled over the last 12 months, so we adjusted duration (a measure of the Series' sensitivity to interest rate fluctuations) from time to time to take advantage of market conditions.

We worked to generally keep the portfolio's duration on a par with our peers. Amid increasing evidence the U.S. economy was strengthening, we expected interest rates would rise. Therefore, we shortened duration to 7.9 years from 8.5 years to guard asset values. This worked well because the Federal Reserve did raise interest rates on March 25, 1997.

Don't Call Us.
The Series also performed competitively because we kept a significant portion (39% of total investments as of April 30, 1997) in non-callable bonds because they tend to react more predictably than callable bonds whether prices rise or fall. Callable bonds can be redeemed by their issuer before they mature, so they can be refinanced if interest rates fall. During this period of widely fluctuating interest rates, we favored non-callable bonds because we knew we could keep them if rates moved lower.

And Not So Well.
The Federal Reserve's decision to raise the federal funds rate was widely anticipated in the bond markets. Prior to the March 25 increase, prices on previously issued bonds began to slide considerably because investors considered them less attractive. (New bonds issued after the central bank increased the interest rate would carry higher coupons than the older bonds.) Our performance suffered because 32% of the portfolio's total investments were in bonds that mature in 11 to 15 years.

Five Largest
Issuers.

3.8%    New York City
        General Obligation
2.9%    Commonwealth of
        Puerto Rico
        General Obligation
2.7%    District of Columbia
2.7%    New Jersey Economic
        Development Authority
2.5%    Port Authority of
        New York & New Jersey

Expressed as a percentage of total net assets as of 4/30/97.

        Credit Quality.
 Expressed as a percentage of
total investments as of 4/30/97.
       (PIE CHART)

Marie Conti, Fund Manager                                (PICTURE)

Prudential Municipal Bond Fund:

Intermediate Series

Performance At A Glance.

                                               One     Five       Since
                                               Year    Years    Inception2
 Cumulative         Class A                    3.9%    32.1%       57.8%
   Total            Class B                    3.4     29.4        84.6
  Returns1          Class C                    3.2     N/A         11.5
As of 4/30/97       Class Z                    N/A     N/A         2.5
                    Lipper INT Muni Avg3       5.0     33.8        ***

                                    One     Five       Since
                                    Year    Years    Inception2
    Average          Class A        0.2%    5.2%        6.1%
 Annual Total        Class B        -2.0    5.2         6.6
  Returns1           Class C        1.7     N/A         4.1
As of 3/31/97

                                                         Taxable Equivalent Yield5
                    Total Dividends       30-Day              At Tax Rates Of
                    Paid for 12 Mos.    SEC Yield           36%              39.6%
   Dividends       Class A    $0.47    3.95% (3.90)4    6.17% (6.09)4    6.54% (6.46)4
     and           Class B    $0.43    3.67  (3.62)4    5.73  (5.66)4    6.08  (5.99)4
   Yields          Class C    $0.40    3.42  (3.37)4    5.34  (5.27)4    5.66  (5.58)4
As of 4/30/97      Class Z    $0.32    4.17  (4.12)4    6.52  (6.44)4    6.90  (6.82)4

Past performance is not a guarantee of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares have no service or 12b-1 fee. Since Class Z shares have been in existence less than a year, no average annual returns are presented.

2Inception dates: 1/22/90 for Class A; 9/17/87 for Class B;
8/1/94 for Class C; and 9/16/96 for Class Z.

3The Lipper fund average includes 134 funds for one year and 33 funds for five years.

4The numbers in parentheses ( ) show the Series' average annual returns, 30-day SEC yield and taxable equivalent yields without waiver of management fees and/or expense subsidization.

5Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception Averages are: Class A, 59.3% for
29 funds; Class B, 93.8% for 21 funds;  Class C, 15.3% for
105 funds; and Class Z, 2.5% for 141 funds.

The Intermediate Series seeks to provide a high level of income that is eligible for exclusion from federal income taxes, consistent with preservation of capital.
It invests primarily in investment grade municipal bonds with three- to 15-year maturities, and will have a dollar-weighted average portfolio maturity of more than three years and less than 10 years. The Series is structured to be less price sensitive to interest rate changes than if it held only longer term bonds. There can be no assurance that the Series will achieve its investment objective.

     Portfolio Breakdown.
  Expressed as a percentage of
total investments as of 4/30/97.
        (PIE CHART)

                                              Intermediate Series
What Went Well.

We Improved Quality.
Insured bonds carry the revered triple-A credit rating along with a lower yield and higher price than lesser quality bonds. But yields on lower quality bonds declined during the 12-month period and their prices rose closer to that of insured bonds. As a result, insured bonds looked less expensive than usual. We took advantage of this opportunity to upgrade the quality of the Series. We increased the portfolio's holdings of insured bonds to 72% of total investments as of April 30, 1997 from 58% on October 31, 1996.


And Not So Well.

Duration Difficulty.
During the summer of 1996, we figured that economic growth would continue moderating from its brisk pace in the second quarter of the year and interest rates would drift even lower. Instead, the economy reaccelerated in the fourth quarter of 1996, pushing interest rates higher. Our failure in the summer to reduce duration, a measure of the Series' sensitivity to changes in interest rates, hurt the portfolio. The shorter the duration, the more the Series' value is protected when interest rates climb.

We learned from this and managed duration more effectively in early 1997, when we cut duration to 5.5 years from 6.3 years amid increasing signs that the U.S. economy was gaining even more momentum in the new year. This turned out to be the right thing to do because the Federal Reserve increased interest rates on March 25. Nevertheless, the total return on the Intermediate Series trailed that of its peer group for the 12 month period ended April 30, 1997.

The Outlook.
Although the economy grew very rapidly in the first quarter of 1997, we expect that growth will slow considerably in the second period and will remain fairly subdued during the rest of the year.

So slower economic growth coupled with continued low inflation should benefit mutual funds investing in tax-free municipal bonds. With this in mind, we would consider extending duration on the Intermediate and Insured Series if signs of slow economic growth persist because their holdings are more likely to appreciate should interest rates fall later this year.

Five Largest
Issuers.

8.0%    New Jersey Economic
        Development Authority
6.7%    Washington State
        Power Supply
5.3%    Oklahoma Industrial
        Development
4.6%    Nassau County, NY
3.9%    Austin, TX Utility System

Expressed as a percentage of total net assets as of 4/30/97.

         Credit Quality.
  Expressed as a percentage of
total investments as of 4/30/97.
           (PIE CHART)

President's Letter                                  June 9, 1997
(PICTURE)
                         Staying The Course.

Dear Shareholder:

With the midpoint of 1997 upon us, I'm pleased to report that the recent news from the financial markets has been decidedly upbeat. The Dow Jones Industrial Average has gained nearly 17% through mid-June, while lower long-term interest rates have made bonds an attractive investment.

This stands in contrast to April when the Dow fell 10% from a record high on fears of higher interest rates and surging inflation. Interest rates have since fallen as the economy slowed and the Dow has reached several new highs.

The market swings we've seen this year illustrate the importance of "staying the course" to your financial goal. We realize that maintaining investment discipline when faced with market uncertainty isn't easy. Here are some thoughts that may help:

-- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

-- Remember Your Time Horizon. If your investment goals are long term (several years or more), so should your time horizon.
During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

-- We're On Your Side. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.9%
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.5%
Ft. Payne Ind. Dev. Brd. Rev., Gametime Inc.                  NR               10.25%       8/01/09   $  4,119 (c) $    4,669,628
------------------------------------------------------------------------------------------------------------------------------
Arizona--1.7%
Coconino Cnty. Pol. Ctrl. Corp. Rev.
   Tucson Elec. Pwr., Navajo A                                B2                7.125      10/01/32      5,000          5,097,000
   Tucson Elec. Pwr., Navajo B                                B2                7.00       10/01/32      1,700          1,728,781
Ft. Mojave Indian Tribe Wtr. & Swr. Rev.                      NR               10.25        9/01/19      3,000 (e)      1,500,000
Pima Cnty. Ind. Dev. Auth., Multifam. Mtge. Rev., La
   Cholla Proj.                                               NR                8.50        7/01/20      9,835          8,630,212
                                                                                                                   --------------
                                                                                                                       16,955,993
------------------------------------------------------------------------------------------------------------------------------
California--11.3%
California Hsg. Fin. Agcy. Rev., Home Mtge., Ser. G           Aa                8.15        8/01/19        885            916,763
Corona Ctfs. of Part., Vista Hosp. Sys. Inc., Ser. C          NR                8.375       7/01/11     10,000         10,729,400
Delano Ctfs. of Part., Regl. Med. Ctr., Ser. A                NR                9.25        1/01/22      6,735          7,534,781
Folsom Spec. Tax Dist. No. 2                                  NR                7.70       12/01/19      3,130          3,263,275
Long Beach Redev. Agcy. Hsg.,
   Multifam. Hsg. Rev., Pacific Court Apts., Issue B          NR                6.80        9/01/13      3,805 (e)      2,473,250
   Multifam. Hsg. Rev., Pacific Court Apts.                   NR                6.95        9/01/23      6,195 (e)      4,026,750
Los Angeles Regl. Arpts. Impvt. Corp., Cont. Air
   Sublease                                                   NR                9.25        8/01/24     10,345         12,241,342
Orange Cnty. Cmnty. Loc. Trans. Auth., Reg. Linked
   Savrs. & Ribs                                              Aa                6.20        2/14/11      7,000          7,384,720
Richmond Redev. Agcy. Rev., Multifam. Bridge Affordable
   Hsg.                                                       NR                7.50        9/01/23     10,000          9,632,700
Roseville Joint Union H.S. Dist.,
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/09      1,740            895,004
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/11      1,890            855,433
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/14      2,220            825,085
Sacramento City Fin. Auth. Rev., Tax Alloc., M.B.I.A.         Aaa             Zero         11/01/15      5,695          1,956,005
Sacramento Cnty. Spec. Tax Rev.,
   Dist. No. 1, Elliot Ranch                                  NR                8.20        8/01/21      3,750          3,899,212
   Dist. No. 1, Laguna Creek Ranch                            NR                8.25       12/01/20      4,500          4,795,650
San Joaquin Hills Trans. Corr. Agcy.,
   Toll Rd. Rev.                                              NR              Zero          1/01/11     12,900          5,123,880
   Toll Rd. Rev.                                              NR              Zero          1/01/14      8,420          2,998,951
   Toll Rd. Rev.                                              NR              Zero          1/01/22     25,000          5,234,250
   Toll Rd. Rev.                                              NR              Zero          1/01/25     10,000          1,731,100
Santa Margarita/Dana Point Auth., Impvt. Dist.,
   Ser. A, M.B.I.A.                                           Aaa               7.25        8/01/13      1,990          2,336,439
   Ser. B, M.B.I.A.                                           Aaa               7.25        8/01/12      3,000          3,518,820

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     7

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
So. California Pub. Pwr. Auth. Trans., Cap. Apprec.           Aa               Zero         7/01/14   $  8,500     $    3,200,845
So. San Francisco Redev. Agcy., Tax Alloc., Gateway
   Redev. Proj.                                               NR               7.60%        9/01/18      2,375          2,509,639
So. Tahoe Joint Pwrs. Fin.                                    NR                8.00       10/01/01      5,795          5,917,912
Turlock Irrigation Dist. Rev., Ser. A                         Aaa               6.25        1/01/12      5,000          5,389,450
Victor Valley Union H.S. Dist.,
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/12      3,605          1,522,536
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/14      4,740          1,753,279
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/16      3,990          1,291,363
                                                                                                                   --------------
                                                                                                                      113,957,834
------------------------------------------------------------------------------------------------------------------------------
Colorado--3.3%
Denver Urban Ren. Auth. Tax,
   Inc. Rev.                                                  NR                7.50        9/01/04      3,000          3,001,380
   Inc. Rev.                                                  NR                7.75        9/01/16      4,000          4,014,160
Eagle Cnty. Co., Lake Creek Affordable Hsg., Ser. A           NR                8.00       12/01/23     11,505         11,915,959
San Miguel Cnty., Mountain Vlge. Met. Dist.                   NR                8.10       12/01/11      3,200          3,540,928
Superior Met. Dist. No. 1, Wtr. & Swr.,
   Rev.                                                       NR                7.50       12/01/98      1,600          1,645,344
   Rev.                                                       NR                8.50       12/01/13      8,900          9,709,188
                                                                                                                   --------------
                                                                                                                       33,826,959
------------------------------------------------------------------------------------------------------------------------------
Connecticut--0.9%
Connecticut St. Dev. Auth. Swr., Netco Waterbury Ltd.         NR                9.375       6/01/16      8,000          9,134,960
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia--0.9%
Dist. of Columbia Rev., Nat'l. Public Radio                   NR                7.625       1/01/18      8,800          9,302,920
------------------------------------------------------------------------------------------------------------------------------
Florida--4.5%
Crossings At Fleming Island Cmnty. Dev. Dist., Clay City      NR                8.25        5/01/16      7,860          8,353,765
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Ref., Ser. A                                               BBB+(b)           8.60       10/01/02      3,900          4,164,927
Florida Hsg. Fin. Agcy., Palm Aire Proj., Multifam.
   Mtge. Rev.                                                 NR               10.00        1/01/20      9,448 (e)      6,613,944
No. Springs Impvt. Dist. Wtr. Mgt.,
   Ser. A                                                     NR                8.20        5/01/24      1,960          2,087,419
   Ser. A                                                     NR                8.30        5/01/24      1,720          1,843,118
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D                Aa                6.75       10/01/17      2,000          2,282,920
Palm Beach Cnty. Hsg. Auth., Banyan Club Apts.                NR                7.75        3/01/23      4,530          4,855,209

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     8

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida (cont'd.)
Sarasota Hlth. Facs., Kobernick Hsg. Meadow Park Proj.        Aaa              10.00%       7/01/22   $  6,920 (c) $    8,542,117
Seminole Cnty. Ind. Dev. Auth. Rev., Fern Park                NR                9.25        4/01/12      5,990          6,373,420
                                                                                                                   --------------
                                                                                                                       45,116,839
------------------------------------------------------------------------------------------------------------------------------
Georgia--3.2%
Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Proj.                                                      NR                9.25        6/01/10      4,440          5,078,694
Effingham Cnty. Dev. Auth., Ft. Howard Corp.                  B1                7.90       10/01/05     10,000         10,414,800
Fulton Cnty. Wtr. & Swr. Rev., F.G.I.C.                       Aaa               6.375       1/01/14      6,000          6,546,960
Rockdale Cnty. Dev. Auth., Solid Wste. Disp. Rev.             NR                7.50        1/01/26     10,100         10,435,926
                                                                                                                   --------------
                                                                                                                       32,476,380
------------------------------------------------------------------------------------------------------------------------------
Hawaii--0.7%
Hawaii Cnty. Impvt. Dist. No. 17                              NR                9.50        8/01/11      6,790          6,790,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--9.5%
Chicago Brd. Edl., Lease Ctfs., Ser. A, M.B.I.A.              Aaa               6.00        1/01/20     10,000         10,326,400
Chicago O'Hare Int'l. Arpt.,
   Amer. Airlines Proj., Ser. B                               Baa2              8.20       12/01/24      1,000          1,167,790
   United Airlines, Ser. B                                    Baa2              8.45        5/01/07      6,000          6,528,000
   United Airlines, Ser. B                                    Baa2              8.50        5/01/18      6,500          7,080,775
   United Airlines, Ser. B                                    Baa2              8.85        5/01/18      2,700          3,034,800
   United Airlines, Ser. B                                    Baa2              8.95        5/01/18      2,320          2,603,110
Chicago Pub. Bldg. Comm. Rev., Ser. A                         Aaa               7.00        1/01/20      6,530          7,493,501
Hennepin Ind. Dev. Rev., Exolon-Esk Co. Proj.                 NR                8.875       1/01/18      8,000          8,759,040
Illinois St. Hlth. Facs. Auth. Rev.,
   Adventist Living Ctr.                                      NR               11.00       12/01/15      2,245 (e)        202,010
   Beacon Hill Proj., Ser. A                                  NR                9.00        8/15/19      7,240          7,723,704
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.10       11/15/14      3,135          3,437,966
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.125      11/15/19      3,285          3,607,259
Illinois, Ser. K, A.M.B.A.C.                                  Aaa               6.25        1/01/13      6,825          7,320,085
Kane And De Kalb Cntys. Sch.,
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/11      3,360          1,465,565
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/13      4,065          1,557,098
Vlge. of Robbins, Cook Cnty. Robbins Res. Rec.                NR                8.375      10/15/16     19,000         19,775,580
Winnebago Cnty. Hsg. Auth., Park Tower Assoc., Sec. 8         NR                8.125       1/01/11      4,124          4,311,395
                                                                                                                   --------------
                                                                                                                       96,394,078

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     9

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.2%
Bluffton Econ. Dev. Rev., Kroger Co. Proj.                    Baa3              7.85%       8/01/15   $  7,500     $    8,335,725
Indianapolis Int'l. Arpt. Auth. Rev., Federal Express
   Corp. Proj.                                                Baa2              7.10        1/15/17      6,000          6,456,000
Wabash Econ. Dev. Rev. Bonds, Connell Ltd.                    NR                8.50       11/24/17      7,250          7,804,262
                                                                                                                   --------------
                                                                                                                       22,595,987
------------------------------------------------------------------------------------------------------------------------------
Iowa--2.6%
City of Cedar Rapids Rev.,
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/18      9,375         10,199,156
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/25      4,435          4,796,808
Iowa St. Fin. Auth., Hlth. Care Facs. Rev., Mercy Hlth.
   Initiatives Proj.                                          NR                9.25        7/01/25     10,000         11,688,900
                                                                                                                   --------------
                                                                                                                       26,684,864
------------------------------------------------------------------------------------------------------------------------------
Kentucky--0.8%
Kentucky St. Tpke. Auth. Rev., F.G.I.C.                       Aaa             Zero          1/01/10      8,250          4,113,120
Owensboro Elec. Lt. & Pwr. Rev.,
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/14      5,000          1,937,150
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/16      6,650          2,258,008
                                                                                                                   --------------
                                                                                                                        8,308,278
------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.4%
Hodge Util. Rev., Stone Container Corp.                       NR                9.00        3/01/10      7,000          7,453,670
New Orleans Home Mtge. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, G.N.M.A.                                           Aaa               8.60       12/01/19      1,670          1,742,027
New Orleans Ind. Dev. Rev.                                    BB+(b)            8.75       10/01/19      3,600          4,095,288
New Orleans, Gen Oblig., Cap. Apprec., A.M.B.A.C.             Aaa             Zero          9/01/18      3,090            880,774
St. Charles Parish Poll. Ctrl. Rev.,
   Pwr. & Lt. Co.                                             Baa3              8.25        6/01/14     10,000         10,838,000
   Pwr. & Lt. Co., Ser. 1989                                  Baa3              8.00       12/01/14      3,500          3,816,435
West Feliciana Parish Poll. Ctrl. Rev., Gulf St. Util.
   Co. Proj.                                                  NR                9.00        5/01/15      5,250          5,806,657
                                                                                                                   --------------
                                                                                                                       34,632,851
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.9%
Anne Arundel Cnty. 1st Mtge. Rev., Pleasant Living Conv.      NR                8.50        7/01/13      3,325          3,536,669
Northeast Wste. Disp. Auth.,
   Sludge Comp. Fac.                                          NR                7.25        7/01/07      4,330          4,489,301
   Sludge Comp. Fac.                                          NR                8.50        7/01/07      3,200          3,371,008

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     10

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Maryland (cont'd.)
Washington Sub. San. Dist.
   Ref., Gen. Const.                                          Aa1               6.00%       6/01/18   $  3,705     $    3,920,001
   Ref., Gen. Const.                                          Aa1               6.00        6/01/19      3,940          4,169,072
                                                                                                                   --------------
                                                                                                                       19,486,051
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--4.5%
Boston Ind. Dev. Fin. Auth. Ind. Rev., 1st Mtge.
   Springhouse Proj.                                          NR                9.25        7/01/15      8,000          8,665,600
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A,
   F.G.I.C.                                                   Aaa               7.00        3/01/21      7,500          8,805,375
Mass. St. Coll. Bldg. Proj. and Ref. Bonds                    A1                7.50        5/01/14      1,750          2,115,925
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cardinal Cushing Gen. Hosp.                                NR                8.875       7/01/18      7,500          8,106,450
   St. Josephs Hosp., Ser. C                                  NR                9.50       10/01/20      5,735 (c)      6,392,690
Mass. St. Ind. Fin. Agcy. Cont. Res., Ser. A                  NR                9.50        2/01/00      1,650          1,716,165
Mass. St. Ind. Fin. Agcy. Rev., Glenmeadow Proj.              NR                7.00        2/15/06      3,700          3,700,888
Randolph Hsg. Auth., Multifam. Hsg., Liberty Place Proj.
   A, Ser. A                                                  NR                9.00       12/01/21      5,955          6,161,817
                                                                                                                   --------------
                                                                                                                       45,664,910
------------------------------------------------------------------------------------------------------------------------------
Michigan--4.3%
Grand Rapids Dev. Auth.
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/10      3,000          1,445,160
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/11      3,160          1,429,774
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/12      3,000          1,273,710
Gratiot Cnty. Econ. Dev. Corp., Danley Die Proj. Connell
   L.P.                                                       NR                7.625       4/01/07      3,200          3,358,048
Holland Sch. Dist., Cap. Apprec., A.M.B.A.C.                  Aaa             Zero          5/01/17      2,950            911,255
Lowell Area Sch., F.G.I.C.                                    Aaa             Zero          5/01/14      5,000          1,872,700
Michigan St. Hosp. Fin. Auth. Rev., Saratoga Cmnty.
   Hosp.                                                      NR                8.75        6/01/10      6,345          7,089,268
Michigan Strategic Fund Ltd. Oblig. Rev., Great Lakes
   Pulp & Fibre Proj.                                         NR               10.25       12/01/16     20,000 (e)      9,399,800
Michigan Strategic Fund, Solid Wste. Disp., Gennese Pwr.
   Station                                                    NR                7.50        1/01/21     10,000         10,215,300
Wayne Cnty. Bldg. Auth., Ser. A                               Baa2              8.00        3/01/17      3,500 (c)      4,009,040
West Ottawa Sch. Dist.,
   F.G.I.C.                                                   Aaa             Zero          5/01/15      4,825          1,693,865
   F.G.I.C.                                                   Aaa             Zero          5/01/18      3,000            873,840
                                                                                                                   --------------
                                                                                                                       43,571,760
------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.4%
Minneapolis St. Paul Hsg. Fin. Brd., Multifam. Mtge.
   Rev., Riverside Plaza, G.N.M.A.                            AAA(b)            8.25       12/20/30      4,000          4,172,320

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     11

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mississippi--1.8%
Claiborne Cnty. Poll. Ctrl. Rev.,
   Mid. So. Engy. Sys.                                        Ba1              9.875%      12/01/14   $  6,100     $    6,668,703
   Mid. So. Engy. Sys., Ser. A                                Ba1              9.50        12/01/13     10,350         11,279,223
                                                                                                                   --------------
                                                                                                                       17,947,926
------------------------------------------------------------------------------------------------------------------------------
Missouri--2.2%
Sikeston Elec. Rev. Ref., M.B.I.A.                            Aaa              6.00         6/01/15      9,250          9,710,002
St. Louis Cnty. Ind. Dev. Auth. Rev.,
   Soemm Proj.                                                NR              10.25         7/01/08      1,635          1,638,761
   Soemm Proj.                                                NR              10.25         7/01/08        620            621,426
St. Louis Cnty. Reg. Conv. & Sports Comp., Ser. C             Aaa              7.90         8/15/21      8,820         10,179,074
                                                                                                                   --------------
                                                                                                                       22,149,263
------------------------------------------------------------------------------------------------------------------------------
Nebraska--0.2%
Nebraska Invest. Fin. Auth., G.N.M.A., Sngl. Fam. Mtge.
   Rev.,
   Ser. I, M.B.I.A.                                           Aaa               8.125       8/15/38      1,940          2,018,473
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.4%
New Hampshire Higher Edl. & Hlth. Facs. Auth. Rev.,
   Antioch College                                            NR                7.875      12/01/22      5,405          5,849,345
   Havenwood/Heritage Heights                                 NR                9.75       12/01/19      7,595 (c)      8,725,288
                                                                                                                   --------------
                                                                                                                       14,574,633
------------------------------------------------------------------------------------------------------------------------------
New Jersey--6.4%
New Jersey Econ. Dev. Corp. Rev., Ref. Newark Arpt.
   Marriot Hotel                                              NR                7.00       10/01/14      3,800          3,917,876
New Jersey Hlthcare Facs., Fin. Auth. Rev.                    NR                8.00        7/01/27      5,000          4,983,850
New Jersey St. Econ. Dev. Auth. Rev., 1st Mtge.,
   Fellowship Vlge., Proj. A                                  NR                9.25        1/01/25     11,500         13,353,685
   Keswick Pines Proj.                                        NR                7.75        1/01/01      3,095          3,148,265
   New Jersey St. Ref., Ser. E                                Aa1               6.00        7/15/10     10,000         10,667,800
   New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.          Aaa               6.50        1/01/16     11,000         12,149,830
   New Jersey St. Trans. Trust Fund Auth., Trans. Sys.,
      M.B.I.A.                                                Aaa               6.50        6/15/11     14,500         16,091,375
                                                                                                                   --------------
                                                                                                                       64,312,681

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     12

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York--4.7%
Met. Trans. Auth. Facs. Rev., Ser. N, F.G.I.C.                Aaa              Zero         7/01/13   $  8,340     $    3,403,721
New York City Ind. Dev. Agcy.,
   Amer. Airlines Inc.                                        Baa2             8.00%        7/01/20      3,320          3,510,269
   Mesorah Pub. Ltd.                                          NR               10.25        3/01/19      1,886          2,046,970
   Visy Paper Inc. Proj.                                      NR                7.95        1/01/28      9,500         10,199,390
New York City,
   Ser. F                                                     Baa1              5.875       8/01/24     10,500         10,026,135
   Ser. H                                                     Baa1              6.00        8/01/17      1,000            981,510
   Ser. I                                                     Baa1              6.25        4/15/27      5,000          4,979,700
New York Hosp. Rev., Newark Wayne Cmnty. Hosp. Inc.,
   Ser. A                                                     NR                7.60        9/01/15      2,425          2,348,176
New York St. Dorm. Auth. Rev., Colgate Univ., M.B.I.A.        Aaa               6.00        7/01/21      3,350          3,498,707
New York St. Engy. Res. & Dev. Auth. Rev., B.U.G. Co.,
   Ser. D, M.B.I.A.                                           Aaa               7.214       7/08/26      2,000 (d)      1,740,000
Port Auth. of New York & New Jersey, USAir LaGuardia
   Arpt.                                                      B3                9.125      12/01/15      4,000          4,513,480
                                                                                                                   --------------
                                                                                                                       47,248,058
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.2%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C              Aaa               7.20        6/30/13     10,000         11,768,600
------------------------------------------------------------------------------------------------------------------------------
Ohio--3.0%
Cleveland Pub. Pwr. Sys. Rev.,
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/12      1,000            421,300
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/13      1,500            592,965
   1st Mtge., Ser. A, M.B.I.A.                                Aaa             Zero         11/15/09      3,000          1,522,830
Mahoning Valley San. Dist. Wtr. Rev.                          NR                7.75        5/15/19      8,000          8,534,480
Montgomery Cnty. Hlthcare. Facs. Rev., Friendship Vlge.
   Dayton, Proj. B                                            NR                9.25        2/01/16      4,500          4,732,605
Ohio St. Solid Wste. Rev., Rep. Eng. Steels Inc.              NR                9.00        6/01/21      2,250          2,269,282
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs., 1st Mtge.,
   Toledo Edison                                              Ba2               8.00       10/01/23      5,500          5,944,400
Stark Cnty. Hlthcare. Facs. Rev., Rose Lane Inc. Proj.        NR                9.00       12/01/23      6,135          6,627,886
                                                                                                                   --------------
                                                                                                                       30,645,748
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.1%
Grand River Dam Auth. Rev., A.M.B.A.C.                        Aaa               6.25        6/01/11      7,500          8,153,700
Tulsa Ind. Dev. Auth., Univ. Tulsa, Ser. A, M.B.I.A.          Aaa               6.00       10/01/16      3,250          3,398,590
                                                                                                                   --------------
                                                                                                                       11,552,290

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     13

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.3%
Allegheny Cnty. Hosp. Rev., West Penn. Hosp. Hlth. Ctr.       NR                8.50%       1/01/20   $  2,800     $    3,036,796
Berks Cnty. Mun. Auth. Rev.,
   Adventist Living Ctrs. Proj.                               NR               11.00       12/01/15        367 (e)         33,072
   Alvernia Coll. Proj.                                       NR                7.75       11/15/16      5,240          5,593,857
Dauphin Cnty. Gen. Auth. Hosp. Rev., NW Med. Ctr. Proj.       BBB-(b)           8.625      10/15/13      6,605          7,515,631
Lancaster Cnty. Solid Wste. Mgmt., Res. Rec. Auth. Sys.
   Rev.,
   Ser. A                                                     A                 8.50       12/15/10      5,965          6,222,151
Pennsylvania Econ. Dev. Fin. Auth. Recyc. Rev.                NR                9.25        1/01/22      7,000          6,015,730
Philadelphia Auth., Ind. Dev. Rev.                            NR                7.75       12/01/17      5,000          5,332,650
Philadelphia Wtr. & Wstewtr. Auth. Rev.,
   M.B.I.A.                                                   Aaa               6.25        8/01/10      2,500          2,703,975
   M.B.I.A.                                                   Aaa               6.25        8/01/12      3,000          3,236,400
Somerset Cnty. Hosp. Auth. Rev.,
   Hlthcare 1st Mtge.                                         NR                8.40        6/01/09      2,415          2,617,111
   Hlthcare 1st Mtge.                                         NR                8.50        6/01/24      8,805          9,538,985
Wilkes Barre Gen. Mun. Auth. Coll. Rev., Misericordia
   Coll.,
   Ser. A                                                     NR                7.75       12/01/12      1,245          1,326,411
                                                                                                                   --------------
                                                                                                                       53,172,769
------------------------------------------------------------------------------------------------------------------------------
Rhode Island--1.6%
Rhode Island Hsg. & Mtge. Fin. Corp., Homeownership
   Opport., Ser. 1A                                           Aa2               8.20       10/01/17      4,620          4,739,889
Rhode Island Redev. Agcy., Ser. A                             NR                8.00        9/01/24     10,750         11,194,512
                                                                                                                   --------------
                                                                                                                       15,934,401
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.5%
So. Carolina St. Hsg. Fin. & Dev. Auth., Homeownership
   Mtge.                                                      Aa2               7.75        7/01/22      4,345          4,556,471
------------------------------------------------------------------------------------------------------------------------------
South Dakota--0.5%
So. Dakota Econ. Dev. Fin. Auth., Dakota Park                 NR               10.25        1/01/19      5,000          5,291,400
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.4%
Knox Cnty. Hlth. & Edl. Facs. Rev., Baptist Hlth. Hosp.       Aaa               8.50        4/15/04      5,905 (c)      6,440,584
Rutherford Cnty. Hlth. & Edl. Facs., Brd. 1st Mtge. Rev.      NR                9.50       12/01/19      7,300          8,013,502
                                                                                                                   --------------
                                                                                                                       14,454,086

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     14

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas--3.4%
Beaumont Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.               A1                9.20%       3/01/12   $  1,575     $    1,748,691
Houston Arpt. Sys. Rev.                                       Ba2               6.125       7/15/27      5,200          4,961,268
Houston Wtr. & Swr. Sys. Rev., Ser. C, A.M.B.A.C.             Aaa             Zero         12/01/10      5,000          2,339,250
Keller Ind. Sch. Dist., Cap. Apprec. Ref., Ser. A,
   P.S.F.G.                                                   Aaa             Zero          8/15/17      4,075          1,235,133
New Braunfels Ind. Sch. Dist.,
   Cap. Apprec.                                               Aaa             Zero          2/01/08      2,365          1,318,251
   Cap. Apprec.                                               Aaa             Zero          2/01/09      2,365          1,234,317
   Cap. Apprec.                                               Aaa             Zero          2/01/12      2,365          1,021,822
   Cap. Apprec.                                               Aaa             Zero          2/01/13      1,365            552,907
Port Corpus Christi Ind. Dev. Corp., Valero Ref. & Mfg.
   Co.,
   Ser. A                                                     Baa3             10.25        6/01/17      1,300          1,345,799
Round Rock Ind. Sch. Dist., Gen. Oblig., M.B.I.A.             Aaa             Zero          8/15/11      4,385          1,958,516
San Antonio Elec. & Gas Rev., F.G.I.C.                        Aaa             Zero          2/01/09      5,000          2,609,550
   Ser. B, F.G.I.C.                                           Aaa             Zero          2/01/12      7,500          3,240,450
Tarrant Cnty. Hlth. Facs. Dev. Corp. Rev., Foundation
   Proj.                                                      NR               10.25        9/01/19      5,000          5,273,850
Texas Mun. Pwr. Agcy. Rev., M.B.I.A.                          Aaa             Zero          9/01/15     16,300          5,602,473
                                                                                                                   --------------
                                                                                                                       34,442,277
------------------------------------------------------------------------------------------------------------------------------
Virginia--1.5%
Norfolk Redev. & Hsg. Auth., Multifam. Rental Hsg. Fac.
   Rev.                                                       NR                5.25        9/01/26      6,000          6,014,100
Pittsylvania Cnty. Ind. Dev. Auth. Rev. Multitrade            NR                7.55        1/01/19      9,000          9,462,240
                                                                                                                   --------------
                                                                                                                       15,476,340
------------------------------------------------------------------------------------------------------------------------------
Washington--2.9%
Bellevue Conv. Ctr. Auth.,
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/10        870            423,803
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/11      1,200            548,820
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/12      1,300            557,674
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/14      1,385            521,176
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River
   Rock, Hydro Elec. Sys. Rev.                                Aaa             Zero          6/01/15      7,585          2,622,134
Thurston Cnty. Sch. Dist. 333, F.G.I.C.                       Aaa             Zero         12/01/12      6,830          2,814,370
   Ser. B, F.G.I.C.                                           Aaa             Zero         12/01/11      6,415          2,817,981
Washington St. Ref., Ser R, 97A                               Aa              Zero          7/01/16      7,000          2,262,330
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. B                                Aa1               7.25        7/01/09      5,000          5,725,150
   Nuclear Proj. No. 3, M.B.I.A.                              Aaa             Zero          7/01/16     10,000          3,178,200
   Nuclear Proj. No. 3, M.B.I.A.                              Aaa             Zero          7/01/17      5,000          1,482,250
   Nuclear Proj. No. 3, Ser. B, M.B.I.A.                      Aaa               7.125       7/01/16      5,000          5,817,400
                                                                                                                   --------------
                                                                                                                       28,771,288

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     15

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
West Virginia--1.2%
So. Charleston Ind. Dev. Rev., Union Carbide Chem. &
   Plastics Co.                                               Baa2              8.00%       8/01/20   $  2,450     $    2,617,017
Weirton Poll. Ctrl. Rev., Weirton Steel Proj.                 B2                8.625      11/01/14      4,000          4,158,240
West Virginia St. Hsg. Dev. Fund Hsg. Fin., Ser. A            Aaa               7.95        5/01/17      2,655          2,686,329
West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
   F.G.I.C.                                                   Aaa               7.555       5/16/19      3,250 (d)      3,107,812
                                                                                                                   --------------
                                                                                                                       12,569,398
------------------------------------------------------------------------------------------------------------------------------
Total Investments--96.9%
(cost $949,207,739; Note 4)                                                                                           980,628,714
Other assets in excess of liabilities--3.1%                                                                            31,240,129
                                                                                                                   --------------
Net Assets--100%                                                                                                   $1,011,868,843
                                                                                                                   --------------
                                                                                                                   --------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation F.G.I.C.--Financial Guaranty Insurance Company
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issuer in default of interest payment. Non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     16

                                          PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities       HIGH YIELD SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1997
Investments, at value (cost $949,207,739)...................................................................      $  980,628,714
Interest receivable.........................................................................................          20,085,956
Receivable for investments sold.............................................................................          14,753,647
Receivable for Series shares sold...........................................................................           1,471,150
Other assets................................................................................................              17,758
                                                                                                                  --------------
   Total assets.............................................................................................       1,016,957,225
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................             848,399
Dividends payable...........................................................................................           1,689,491
Payable for Series shares reacquired........................................................................           1,659,863
Management fee payable......................................................................................             372,844
Distribution fee payable....................................................................................             305,461
Accrued expenses............................................................................................             212,324
                                                                                                                  --------------
   Total liabilities........................................................................................           5,088,382
                                                                                                                  --------------
Net Assets..................................................................................................      $1,011,868,843
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      933,657
   Paid-in capital in excess of par.........................................................................         998,001,465
                                                                                                                  --------------
                                                                                                                     998,935,122
   Accumulated net realized loss on investments.............................................................         (18,487,254)
   Net unrealized appreciation of investments...............................................................          31,420,975
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................      $1,011,868,843
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($334,061,835 / 30,821,253 shares of beneficial interest issued and outstanding)......................              $10.84
   Maximum sales charge (3% of offering price)..............................................................                 .34
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $11.18
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($665,524,650 / 61,411,036 shares of beneficial interest issued and outstanding)......................              $10.84
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($9,562,939 / 882,442 shares of beneficial interest issued and outstanding)...........................              $10.84
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,719,419 / 251,085 shares of beneficial interest issued and outstanding)...........................              $10.83
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     17

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1997
Income
   Interest..................................    $ 72,933,887
                                                --------------
Expenses
   Management fee............................       5,129,335
   Distribution fee--Class A.................         294,940
   Distribution fee--Class B.................       3,626,526
   Distribution fee--Class C.................          60,452
   Transfer agent's fees and expenses........         479,000
   Reports to shareholders...................         196,000
   Custodian's fees and expenses.............         149,000
   Registration fees.........................          64,000
   Insurance expense.........................          29,000
   Legal fees and expenses...................          18,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          15,000
   Miscellaneous.............................           8,448
                                                --------------
      Total expenses.........................      10,084,701
   Less: Management fee waiver...............        (514,371)
      Custodian fee credit...................          (4,554)
                                                --------------
      Net expenses...........................       9,565,776
                                                --------------
Net investment income........................      63,368,111
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................      (5,055,767)
   Financial futures contract transactions...         783,950
                                                --------------
                                                   (4,271,817)
                                                --------------
Net change in unrealized appreciation of:
   Investments...............................      18,105,192
                                                --------------
Net gain on investments......................      13,833,375
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 77,201,486
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1997              1996
Operations
   Net investment income.......  $   63,368,111    $   66,724,584
   Net realized gain (loss) on
      investment
      transactions.............      (4,271,817)        7,874,332
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............      18,105,192        (9,899,503)
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............      77,201,486        64,699,413
                                 --------------    --------------
Dividends and distributions
   (Note 1):
   Dividends from net
      investment income
      Class A..................     (18,998,681)      (10,686,945)
      Class B..................     (43,873,295)      (55,704,885)
      Class C..................        (467,478)         (332,754)
      Class Z..................         (28,657)               --
                                 --------------    --------------
                                    (63,368,111)      (66,724,584)
                                 --------------    --------------
   Distributions in excess of
      net investment income
      Class A..................         (39,610)          (21,756)
      Class B..................         (82,405)         (103,384)
      Class C..................            (965)             (746)
      Class Z..................             (28)               --
                                 --------------    --------------
                                       (123,008)         (125,886)
                                 --------------    --------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...............     116,459,010       125,110,592
   Net asset value of shares
      issued in reinvestment of
      dividends................      28,109,609        30,125,436
   Cost of shares reacquired...    (175,001,590)     (177,927,248)
                                 --------------    --------------
   Net decrease in net assets
      from Series share
      transactions.............     (30,432,971)      (22,691,220)
                                 --------------    --------------
Total decrease.................     (16,722,604)      (24,842,277)
Net Assets
Beginning of year..............   1,028,591,447     1,053,433,724
                                 --------------    --------------
End of year....................  $1,011,868,843    $1,028,591,447
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     18

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.6%
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.7%
Huntsville Solid Wste. Disp. Auth., F.G.I.C.                   Aaa               7.00%      10/01/08   $  2,000      $  2,147,500
Jefferson Cnty. Swr. Rev. Wste., Ser. D, F.G.I.C.              Aaa               5.75        2/01/22      1,200         1,187,376
                                                                                                                     ------------
                                                                                                                        3,334,876
------------------------------------------------------------------------------------------------------------------------------
Alaska--2.1%
Alaska St. Engy. Auth. Pwr. Rev., Bradley Lake Hydro, 1st
   Ser., A.M.B.A.C.                                            Aaa               7.25        7/01/16      2,000 (h)     2,142,160
Anchorage Hosp. Rev., Sisters of Providence, A.M.B.A.C.        Aaa               7.125      10/01/05      5,000         5,530,350
No. Slope Boro., Cap. Apprec., Ser. A, M.B.I.A.                Aaa             Zero          6/30/06      5,000         3,067,950
                                                                                                                     ------------
                                                                                                                       10,740,460
------------------------------------------------------------------------------------------------------------------------------
Arizona--3.2%
Arizona St. Trans. Brd. Excise Tax Rev., Maricopa Cnty.
   Reg'l. Area Rd., A.M.B.A.C.                                 Aaa               5.60        7/01/03      6,950         7,179,698
Maricopa Cnty. Ind. Dev. Auth. Rev.,
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.00       12/01/00      2,265         2,439,065
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,045 (c)     1,160,734
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,205         1,317,065
Maricopa Cnty. Unified Sch. Dist. No. 69, Paradise
   Valley, Ser. E, F.G.I.C.                                    Aaa               6.80        7/01/12      3,700         4,221,478
                                                                                                                     ------------
                                                                                                                       16,318,040
------------------------------------------------------------------------------------------------------------------------------
California--11.6%
California St. Pub. Wks. Brd.,
   Comm. Coll. Proj., Ser. A, A.M.B.A.C.                       Aaa               5.625       3/01/16      2,000         1,973,560
   Dept. of Corrections, A.M.B.A.C.                            Aaa               5.75        1/01/12      2,000         2,017,280
California St., Gen. Oblig., F.G.I.C.                          Aaa               6.60        2/01/11      2,010         2,245,954
Contra Costa Wtr. Dist. Wtr. Rev., Ser. E, A.M.B.A.C.          Aaa               6.25       10/01/12      1,455         1,572,113
Inland Empire Solid Wste. Fin. Auth., Landfill Impvt.
   Fin., Proj. B, F.S.A.                                       Aaa               6.00        8/01/16      2,000         2,003,020
Los Angeles Cnty. Pub. Wks. Fin. Auth.,
   Lease Rev., M.B.I.A.                                        Aaa               5.20        9/01/09      6,500         6,404,190
   Lease Rev., M.B.I.A.                                        Aaa               5.25        9/01/13      5,000         4,772,700
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev., F.G.I.C.       Aaa               4.75       11/15/19      6,400         5,460,352
Roseville Joint Union H.S. Dist., Ser. B, F.G.I.C.             Aaa             Zero          8/01/13      2,015           799,391

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     19

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
San Diego Cnty. Wtr. Auth. Wtr. Rev., Ctfs. of Part.,
   F.G.I.C                                                     Aaa               7.24%       4/26/06   $  5,800 (d)  $  6,061,000
Santa Margarita/Dana Point Auth.,
   Impvt. Dist., M.B.I.A.                                      Aaa               7.25        8/01/10      2,180         2,557,314
   Impvt. Dist., M.B.I.A.                                      Aaa               7.25        8/01/11      1,750         2,051,158
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C                                Aaa               8.00        8/15/08      2,500 (h)     3,091,875
   Foothill Area Proj., F.G.I.C.                               Aaa               6.50        8/15/10      2,725         3,028,347
Univ. California Reg'l. Ref., Multi. Purp. Proj.,
   A.M.B.A.C.                                                  Aaa               4.75        9/01/16      9,075         7,880,095
Victor Valley Element. Sch. Dist.,
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa             Zero          6/01/17      3,550         1,093,364
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa             Zero          6/01/18      3,700         1,074,665
Victor Valley Union H.S. Dist.,
   Gen. Oblig., 1995 Elec., M.B.I.A.                           Aaa             Zero          9/01/10      2,635         1,264,800
   Gen. Oblig., 1995 Elec., M.B.I.A.                           Aaa             Zero          9/01/11      3,780         1,702,928
   Gen. Oblig., 1995 Elec., M.B.I.A.                           Aaa             Zero          9/01/13      4,450         1,757,082
                                                                                                                     ------------
                                                                                                                       58,811,188
------------------------------------------------------------------------------------------------------------------------------
Colorado--1.1%
Denver City & Cnty. Arpt. Rev., Ser. C, M.B.I.A.               Aaa               5.60       11/15/11      5,000         4,916,950
Jefferson Cnty. Sngl. Fam. Mtge. Rev., Ser. A, M.B.I.A.        Aaa               8.875      10/01/13        585           625,464
                                                                                                                     ------------
                                                                                                                        5,542,414
------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.0%
Connecticut St. Res. Rec. Auth., Mid. Connecticut Sys.,
   Ser. A, M.B.I.A.                                            Aaa               5.25       11/15/08      5,000         4,974,250
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia--4.8%
Dist. of Columbia Hosp. Rev. Medlantic Hlthcare Grp.,
   M.B.I.A.                                                    Aaa               5.875       8/15/19      3,500         3,475,990
   M.B.I.A.                                                    Aaa               5.75        8/15/26      3,000 (h)     2,921,010
Dist. of Columbia Met. Area Trans. Auth.,
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/09      2,400         2,553,504
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/10      1,500         1,591,185
Dist. of Columbia Ref., Ser. B, F.S.A.                         Aaa               5.50        6/01/10      7,565 (h)     7,419,525
Dist. of Columbia Rev., Ser. A, M.B.I.A.                       Aaa               6.50        6/01/10      6,000         6,524,940
                                                                                                                     ------------
                                                                                                                       24,486,154

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     20

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida--9.9%
Brevard Hlth. Facs. Auth. Rev., Holmes Reg'l. Med. Ctr.,
   M.B.I.A.                                                    Aaa               5.60%      10/01/10   $  6,000 (h)  $  6,014,700
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Ser. A, M.B.I.A.        Aaa               5.625       4/01/06      5,000         5,167,900
Dade Cnty. Res. Rec., Facs. Rev. Ref., A.M.B.A.C.              Aaa               5.10       10/01/04      3,355         3,344,633
Dade Cnty. Sch. Brd. Ctfs. of Part., Ser. B, A.M.B.A.C.        Aaa               5.70        8/01/16      5,475         5,461,750
Dade Cnty. Spec. Oblig., Ref., Ser. B, A.M.B.A.C.              Aaa               5.00       10/01/35      8,140         7,209,517
No. Broward Hosp. Dist. Rev., Ref. & Impvts., M.B.I.A.         Aaa               5.25        1/15/17      1,800         1,694,520
Orange Cnty. Hlth. Facs. Auth. Rev. Hosp., Orlando Reg'l.
   Hlthcare, Ser. A, M.B.I.A.                                  Aaa               6.25       10/01/07      3,160         3,413,590
Palm Beach Cnty. Solid Wste. Auth. Rev., Ref., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.00       10/01/09      2,500         2,641,300
So. Miami Hlth. Facs. Auth.,
   Baptist Hlth. Sys. Oblig. Grp., M.B.I.A.                    Aaa               5.375      10/01/16      6,555         6,261,991
   Baptist Hlth. Sys. Oblig. Grp., M.B.I.A.                    Aaa               5.50       10/01/20      4,435         4,249,085
Tampa Occ. License Tax, Ser. B, F.G.I.C.                       Aaa               5.50       10/01/27      5,000         4,786,550
                                                                                                                     ------------
                                                                                                                       50,245,536
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.3%
Atlanta Arpt. Facs. Rev., A.M.B.A.C.                           Aaa               6.50        1/01/10      2,000         2,209,480
Georgia Mun. Elec. Auth., Pwr. Rev., M.B.I.A.                  Aaa               6.20        1/01/10      3,495 (e)     3,755,482
Mun. Elec. Auth., Proj. No. 1, A.M.B.A.C.                      Aaa               6.00        1/01/06      5,570         5,869,388
                                                                                                                     ------------
                                                                                                                       11,834,350
------------------------------------------------------------------------------------------------------------------------------
Illinois--2.3%
Chicago Midway Arpt. Rev., Ser. B, M.B.I.A.                    Aaa               5.75        1/01/22      2,400         2,326,032
Chicago O' Hare Int'l. Arpt. Rev., Pass. Facs. Chrg.,
   Ser. A, A.M.B.A.C.                                          Aaa               5.625       1/01/15      2,000         1,959,280
Onterie Ctr. Hsg. Fin. Corp. Mtge. Rev.,
   Ser. A, M.B.I.A.                                            Aaa               7.00        7/01/12      1,575         1,665,704
   Ser. A, M.B.I.A.                                            Aaa               7.05        7/01/27      5,400         5,680,962
                                                                                                                     ------------
                                                                                                                       11,631,978
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.8%
Indiana Trans. Fin. Auth. Arpt. Facs., Lease Rev.,
   A.M.B.A.C.                                                  Aaa               5.00       11/01/14      5,005         4,630,626
Marion Cnty. Hosp. Auth. Facs. Rev., A.M.B.A.C.                Aaa               8.625      10/01/12      8,500 (c)(h)    9,440,780
                                                                                                                     ------------
                                                                                                                       14,071,406
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.4%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.             Aaa             Zero          9/01/09      4,000         2,021,360

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     21

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Maryland--0.1%
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Loyola
   College, Ser. A, M.B.I.A.                                   Aaa              5.375%      10/01/26    $   750      $    715,380
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--1.8%
Massachusetts Mun. Whsl. Elec. Co., Pwr. Supply Sys.
   Rev., M.B.I.A.                                              Aaa              4.75         7/01/10      2,000         1,823,800
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev.,
   Baystate Med. Ctr., Ser. E, F.S.A.                          Aaa              6.00         7/01/26      2,475         2,482,747
   Mass. Gen. Hosp., Ser. F, A.M.B.A.C.                        Aaa              6.25         7/01/12      1,500         1,612,980
Massachusetts St. Wtr. Res. Auth., Ser. B, M.B.I.A.            Aaa              6.25        12/01/13      2,905         3,139,898
                                                                                                                     ------------
                                                                                                                        9,059,425
------------------------------------------------------------------------------------------------------------------------------
Michigan--3.5%
Detroit Swr. Disp. Rev., Ser. 1993A, F.G.I.C.                  Aaa               7.212       7/01/23      6,500 (d)(h)    5,931,250
Michigan St. Hosp. Fin. Auth. Rev.,
   Mid. Michigan Oblig., M.B.I.A.                              Aaa               7.50        6/01/15      2,350         2,546,460
   Sisters Of Mercy, M.B.I.A.                                  Aaa               5.25        8/15/21      1,650         1,502,457
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., Proj.
   1, Ser. I, A.M.B.A.C.                                       Aaa               7.30        9/01/19      3,250         3,500,218
Saginaw Hosp. Fin. Auth., St. Luke's Hosp., Ser. C,
   M.B.I.A.                                                    Aaa               6.50        7/01/11      4,000         4,263,120
                                                                                                                     ------------
                                                                                                                       17,743,505
------------------------------------------------------------------------------------------------------------------------------
Mississippi--0.5%
Harrison Cnty. Wste. Wtr. Mgmt. Dist. Rev., Wste. Wtr.
   Treatmt., Facs. Auth., F.G.I.C.                             Aaa               6.50        2/01/06      2,400         2,567,424
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.3%
Missouri St. Hlth. & Edl. Facs. Auth. Rev., SSM
   Hlthcare., Ser. AA, M.B.I.A.                                Aaa               6.25        6/01/16      1,500         1,554,525
------------------------------------------------------------------------------------------------------------------------------
Montana--0.4%
Forsyth Poll. Ctrl. Rev., Puget Sound Pwr. & Lt. Co.,
   1st. Mtge.,
   Ser. A, A.M.B.A.C.                                          Aaa               7.05        8/01/21      2,000         2,169,080

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     22

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey--6.2%
Jersey City Swr. Auth.,
   A.M.B.A.C.                                                  Aaa               6.00%       1/01/10   $  2,585      $  2,737,954
   A.M.B.A.C.                                                  Aaa               6.25        1/01/14      4,255         4,575,785
New Jersey Econ. Dev. Auth.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                            Aaa               5.875       7/01/11      9,990        10,256,034
   Mkt. Trans. Facs. Rev., Sr. Lien, M.B.I.A.                  Aaa               5.80        7/01/09      3,340         3,426,105
New Jersey St. Tpke. Auth. Rev., Ser. A, A.M.B.A.C.            Aaa               5.80        1/01/02      5,000         5,181,200
Salem Cnty. Ind. Poll. Fin. Auth. Rev., M.B.I.A.               Aaa               6.20        8/01/30      5,000         5,177,300
                                                                                                                     ------------
                                                                                                                       31,354,378
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.9%
Santa Fe Util. Rev., Ser. A, A.M.B.A.C.                        Aaa               8.00        6/01/07      3,695         4,482,626
------------------------------------------------------------------------------------------------------------------------------
New York--10.9%
Erie Cnty. Wtr. Auth. Rev., A.M.B.A.C.                         Aaa             Zero         12/01/17        770           176,484
Hempstead Ind. Dev. Agcy. Res., Rec. Rev., M.B.I.A.            Aaa               5.00       12/01/09      5,000         4,805,550
Islip Res. Rec., Ser. B, A.M.B.A.C.                            Aaa               7.20        7/01/10      1,750         2,018,853
Met. Trans. Auth. Trans. Facs. Rev., F.S.A.                    Aaa               5.75        7/01/11      5,000         5,052,950
New York City,
   Ser. B, F.G.I.C.                                            Aaa               5.875       8/15/12      7,000         7,111,930
   Ser. D, M.B.I.A.                                            Aaa               6.20        2/01/07      8,520         9,070,562
   Ser. G, M.B.I.A.                                            Aaa               5.75        2/01/14      3,000         2,980,590
New York St. Dorm. Auth. Rev., Montefiore Med. Ctr.,
   A.M.B.A.C.                                                  Aaa               6.00        8/01/08      3,400         3,596,486
New York St. Envir. Facs. Corp.,
   Poll. Ctrl. Rev.                                            Aaa               5.70        7/15/12      3,375         3,412,429
   Poll. Ctrl. Rev.                                            Aaa               5.75        7/15/13      1,060         1,071,723
   Poll. Ctrl. Rev.                                            Aaa               5.80        7/15/14      3,755         3,801,224
Port Auth. New York & New Jersey Cons., Ser. 99, F.G.I.C.      Aaa               5.90       11/01/11      7,665         7,855,782
Port Auth. New York & New Jersey Spec. Oblig. Rev., JFK
   Int'l. Arpt. Term. No. 6, M.B.I.A.                          Aaa               5.75       12/01/25      4,750 (g)     4,623,270
                                                                                                                     ------------
                                                                                                                       55,577,833
------------------------------------------------------------------------------------------------------------------------------
Ohio--0.8%
Franklin Cnty. Children's Hosp. Proj., M.B.I.A.                Aaa               5.875      11/01/25      1,000         1,002,720
Hamilton Cnty. Swr. Sys. Rev. & Impvt., Ser. A, F.G.I.C.       Aaa               5.50       12/01/17      3,000         2,924,130
                                                                                                                     ------------
                                                                                                                        3,926,850

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     23

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.3%
Grand Rvr. Dam Auth., A.M.B.A.C.                               Aaa               6.25%       6/01/11   $  6,000      $  6,522,960
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--2.0%
No. Umberland Cnty. Lease Auth. Rev., Correctional Facs.,
   M.B.I.A.                                                    Aaa             Zero         10/15/10      7,500         3,575,850
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev.,
   A.M.B.A.C.                                                  Aaa               6.00        7/01/06      3,000         3,184,260
Philadelphia Mun. Auth. Rev., Criminal Justice Ctr., Ser.
   A, M.B.I.A.                                                 Aaa               6.90       11/15/03      3,000         3,305,220
                                                                                                                     ------------
                                                                                                                       10,065,330
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--4.8%
Puerto Rico Gen. Oblig.,
   M.B.I.A.                                                    Aaa               5.50        7/01/01      7,450         7,669,924
   M.B.I.A.                                                    Aaa               6.25        7/01/13      1,250         1,357,863
   Pub. Impvt., Ser. B, A.M.B.A.C.                             Aaa               5.50        7/01/03      5,700         5,873,679
Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.25        7/01/13      1,700         1,846,693
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                            Aaa               6.667       1/25/07      4,100 (d)     4,115,375
   Ser. I, M.B.I.A.                                            Aaa               6.56        1/16/15      3,800 (d)     3,581,500
                                                                                                                     ------------

24,445,034
------------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.5%
Rhode Island St. Hlth. & Edl. Bldg. Corp., Rev., M.B.I.A.      Aaa               5.625       6/01/26      2,500         2,401,450
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.7%
So. Carolina Pub. Serv. Auth. Rev., Ser. A, A.M.B.A.C.         Aaa               6.25        1/01/03      3,390         3,601,807
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.0%
Metro. Gov't. Nashville & Davidson Cnty. Wtr. & Swr.
   Rev., A.M.B.A.C.                                            Aaa               8.124       1/01/22      5,000 (c)     5,056,250
------------------------------------------------------------------------------------------------------------------------------
Texas--10.3%
Austin Comb. Util. Sys. Rev., Ser. A, M.B.I.A.                 Aaa               4.875      11/15/10      5,500         5,134,745
Austin Util. Sys. Rev., M.B.I.A.                               Aaa             Zero          5/15/03      8,000         5,918,720
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., F.S.A.                Aaa               6.10       11/15/23     12,230        12,362,207
Brazos Rvr. Auth. Rev., Houston Lt. & Pwr., Ser. B, 1st.
   Mtge, F.G.I.C.                                              Aaa               7.20       12/01/18      1,000         1,074,340
Houston Arpt. Sys. Rev.                                        Aaa               7.20        7/01/13      3,900         4,462,575

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     24

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Houston Arpt. Sys. Rev., Spec. Facs. People Mover, Ser.
   A, F.S.A.                                                   Aaa               6.00%       7/15/05   $  3,255      $  3,395,974
Keller Ind. Sch. Dist., P.S.F.G.                               Aaa             Zero          8/15/15      4,945         1,704,047
New Braunfels Ind. Sch. Dist., Gen. Oblig., P.S.F.G            Aaa             Zero          2/01/07      2,000         1,188,300
Round Rock Ind. Sch. Dist., Gen. Oblig., M.B.I.A.              Aaa             Zero          8/15/11      4,300         1,920,552
San Antonio Hotel Occ. Rev., Henry B. Gonzalez Conv.,
   F.G.I.C.                                                    Aaa               5.70        8/15/26      2,100         2,064,552
Texas St. Mun. Pwr. Agcy. Rev.,
   M.B.I.A.                                                    Aaa             Zero          9/01/13     12,300         4,818,279
   M.B.I.A.                                                    Aaa             Zero          9/01/14     10,000         3,667,800
Texas St. Pub. Fin. Auth. Bldg. Rev., M.B.I.A.                 Aaa             Zero          2/01/14      6,900         2,617,653
Texas Wtr. Res. Fin. Auth. Rev., A.M.B.A.C.                    Aaa               7.50        8/15/13      1,985         2,106,442
                                                                                                                     ------------
                                                                                                                       52,436,186
------------------------------------------------------------------------------------------------------------------------------
Virginia--2.9%
Chesapeake Bay Brdg. & Tunn. Comm., Dist. Rev., F.G.I.C.       Aaa               5.875       7/01/10      5,000         5,165,750
Riverside Reg'l. Jail Auth. Rev., M.B.I.A.                     Aaa               6.00        7/01/25      6,750         6,846,795
Virginia Beach Hosp. Facs. Rev.,
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/10      1,220         1,288,027
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/13      1,455         1,523,123
                                                                                                                     ------------
                                                                                                                       14,823,695
------------------------------------------------------------------------------------------------------------------------------
Washington--4.5%
Clark Cnty. Pub. Util. Dist., F.G.I.C.                         Aaa               6.00        1/01/08      3,000         3,169,200
Washington St. Hlthcare Facs. Auth. Rev., Yakima Valley
   Memorial Hosp. Assoc.                                       AAA(b)            5.25       12/01/20      2,500         2,288,400
Washington St. Pub. Pwr. Supply Sys.,
   Nuclear Proj. No. 1, Ser. A, M.B.I.A.                       Aaa               5.75        7/01/10      7,000         7,051,030
   Nuclear Proj. No. 2, Ser. A, M.B.I.A.                       Aaa             Zero          7/01/11      5,210         2,311,000
   Nuclear Proj. No. 2, Ser. B, F.G.I.C.                       Aaa               7.25        7/01/03      3,000         3,266,010
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa               7.00        7/01/05      2,000         2,144,600
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa             Zero          7/01/08      4,500         2,425,635
                                                                                                                     ------------
                                                                                                                       22,655,875
                                                                                                                     ------------
Total long-term investments (cost $475,346,078)                                                                       485,171,625
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--3.2%
------------------------------------------------------------------------------------------------------------------------------
Nevada--0.6%
Washoe Cnty. Wtr. Facs. Rev., Sierra Pac. Pwr. Co., Ser.
   90, F.R.D.D.                                                P1                4.10        5/01/97      2,800         2,800,000

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     25

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas--1.2%
Brazos Rvr. Auth., Tx. Utils. Elec. Co., Ser. 96A,
   F.R.D.D.                                                    VMIG1             4.10%       5/01/97   $  1,300      $  1,300,000
Gulf Coast Ind. Dev. Auth., CITGO Petroleum, Ser. 95,
   F.R.D.D.                                                    VMIG1             4.15        5/01/97      4,800         4,800,000
                                                                                                                     ------------
                                                                                                                        6,100,000
------------------------------------------------------------------------------------------------------------------------------
Virginia--1.4%
King George Cnty. Ind. Dev. Auth.,
   Birchwood Pwr. Proj., Ser. 94A, F.R.D.D.                    A1+(b)            4.15        5/01/97      4,050         4,050,000
   Birchwood Pwr. Proj., Ser. 94B, F.R.D.D.                    A1+(b)            4.15        5/01/97      3,200         3,200,000
                                                                                                                     ------------
                                                                                                                        7,250,000
                                                                                                                     ------------
Total short-term investments (cost $16,150,000)                                                                        16,150,000
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--98.8%
(cost $491,496,078; Note 4)                                                                                           501,321,625
Other assets in excess of liabilities--1.2%                                                                             5,996,793
                                                                                                                     ------------
Net Assets--100%                                                                                                     $507,318,418
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note(f)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association
     P.S.F.G.--Public School Fund Guaranty
 (b) Standard & Poor's rating.
 (c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
 (d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (e) Principal amount pledged as initial margin on financial futures contracts.
 (f) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (g) When-issued security.
 (h) Segregated as collateral for when-issued security.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     26

                                            PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities         INSURED SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1997
Investments, at value (cost $491,496,078)...................................................................       $501,321,625
Cash........................................................................................................             49,165
Interest receivable.........................................................................................          7,089,171
Receivable for investments sold.............................................................................          5,401,394
Receivable for Series shares sold...........................................................................             99,460
Other assets................................................................................................              9,995
                                                                                                                  --------------
   Total assets.............................................................................................        513,970,810
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          4,655,893
Dividends payable...........................................................................................            676,849
Payable for Series shares reacquired........................................................................            520,587
Accrued expenses............................................................................................            289,470
Management fee payable......................................................................................            189,854
Due to broker - variation margin............................................................................            178,749
Distribution fee payable....................................................................................            140,990
                                                                                                                  --------------
   Total liabilities........................................................................................          6,652,392
                                                                                                                  --------------
Net Assets..................................................................................................       $507,318,418
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................       $    465,017
   Paid-in capital in excess of par.........................................................................        491,427,700
                                                                                                                  --------------
                                                                                                                    491,892,717
   Accumulated net realized gain on investments.............................................................          5,791,841
   Net unrealized appreciation of investments...............................................................          9,633,860
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................       $507,318,418
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($208,410,644 / 19,114,835 shares of beneficial interest issued and outstanding)......................             $10.90
   Maximum sales charge (3.0% of offering price)............................................................                .34
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.24
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($298,004,619 / 27,304,141 shares of beneficial interest issued and outstanding)......................             $10.91
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($888,071 / 81,368 shares of beneficial interest issued and outstanding)..............................             $10.91
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($15,084 / 1,383 shares of beneficial interest issued and outstanding)................................             $10.91
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     27

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1997
Income
   Interest..................................    $ 31,173,544
                                                --------------
Expenses
   Management fee............................       2,771,203
   Distribution fee--Class A.................         187,371
   Distribution fee--Class B.................       1,829,455
   Distribution fee--Class C.................           7,299
   Transfer agent's fees and expenses........         359,000
   Reports to shareholders...................         149,000
   Custodian's fees and expenses.............          96,000
   Registration fees.........................          81,000
   Insurance expense.........................          16,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          15,000
   Legal fees and expenses...................          11,000
   Miscellaneous.............................           4,952
                                                --------------
      Total expenses.........................       5,542,280
   Less: Management fee waiver...............        (277,120)
      Custodian fee credit...................          (3,508)
                                                --------------
      Net expenses...........................       5,261,652
                                                --------------
Net investment income........................      25,911,892
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................      13,420,738
   Financial futures contract transactions...      (1,289,716)
                                                --------------
                                                   12,131,022
                                                --------------
Net change in unrealized
   depreciation on:
   Investments...............................      (7,246,767)
   Financial futures contracts...............        (466,687)
                                                --------------
                                                   (7,713,454)
                                                --------------
Net gain on investments......................       4,417,568
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 30,329,460
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1997              1996
Operations
   Net investment income........  $  25,911,892    $  30,538,085
   Net realized gain on
      investment transactions...     12,131,022       14,627,600
   Net change in unrealized
      depreciation of
      investments...............     (7,713,454)      (6,381,895)
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     30,329,460       38,783,790
                                  -------------    -------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income
      Class A...................     (9,267,489)      (5,328,224)
      Class B...................    (16,602,381)     (25,172,135)
      Class C...................        (41,775)         (37,726)
      Class Z...................           (247)              --
                                  -------------    -------------
                                    (25,911,892)     (30,538,085)
                                  -------------    -------------
   Dividends in excess of net
      investment income
      Class A...................       (117,523)         (34,680)
      Class B...................       (180,111)        (153,181)
      Class C...................           (467)            (265)
      Class Z...................             --               --
                                  -------------    -------------
                                       (298,101)        (188,126)
                                  -------------    -------------
   Distributions from net
      capital gains
      Class A...................     (2,135,002)              --
      Class B...................     (3,272,015)              --
      Class C...................         (8,473)              --
      Class Z...................             (2)              --
                                  -------------    -------------
                                     (5,415,492)              --
                                  -------------    -------------
Series share transactions (net
   of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed................    201,450,948       50,187,534
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     17,841,830       17,105,830
   Cost of shares reacquired....   (294,754,828)    (135,247,446)
                                  -------------    -------------
   Net decrease in net assets
      from Series share
      transactions..............    (75,462,050)     (67,954,082)
                                  -------------    -------------
Total decrease..................    (76,758,075)     (59,896,503)
Net Assets
Beginning of year...............    584,076,493      643,972,996
                                  -------------    -------------
End of year.....................  $ 507,318,418    $ 584,076,493
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     28

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.6%
------------------------------------------------------------------------------------------------------------------------------
Alaska--4.6%
Alaska Ind. Dev. & Expt. Auth., Revolving Loan Fund             A(b)              5.40%       4/01/01   $  1,000     $  1,003,380
No. Slope Boro., Gen. Oblig., Ser. C                            Baa1              8.35        6/30/98      1,000        1,045,640
                                                                                                                     ------------
                                                                                                                        2,049,020
------------------------------------------------------------------------------------------------------------------------------
Arizona--2.3%
Pima Cnty. Ind. Dev. Auth., Ref. Insrd. Hlthpart., Ser. A,
   M.B.I.A.                                                     Aaa               5.125       4/01/05      1,000        1,000,280
------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.5%
Conn. Spec. Tax Oblig. Rev., Ser. A                             A1(b)             7.00        6/01/03      1,000 (c)    1,089,710
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia--1.6%
Dist. of Columbia Rev., America Geophysical Union, Ser.
   199                                                          BBB-(b)           5.50        9/01/03        700          695,149
------------------------------------------------------------------------------------------------------------------------------
Florida--5.7%
Dade Cnty. Pub. Facs. Rev., Jackson Mem. Hosp., Ser. A,
   M.B.I.A.                                                     Aaa               4.75        6/01/08      1,000          944,670
Dade Cnty. Sch. Dist., Gen. Oblig., M.B.I.A.                    Aaa               6.00        7/15/06      1,500        1,599,225
                                                                                                                     ------------
                                                                                                                        2,543,895
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.5%
Burke Cnty. Dev. Auth., Oglethorpe Pwr. Co., M.B.I.A.           Aaa               7.50        1/01/03      1,000        1,090,040
------------------------------------------------------------------------------------------------------------------------------
Illinois--1.0%
Illinois Hlth. Facs. Auth. Rev., Edward Hosp., Ser. A           A(b)              5.75        2/15/09        450          440,541
------------------------------------------------------------------------------------------------------------------------------
Maryland--2.3%
Maryland St. Stadium Auth. Lease Rev., Conv. Ctr.
   Expansion, A.M.B.A.C.                                        Aaa               5.375      12/15/00      1,000        1,023,870
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.2%
Mass. St. Spec. Oblig. Rev., Ser. A, A.M.B.A.C.                 Aaa               5.25        6/01/09      1,000          992,010

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     29

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan--3.3%
Battle Creek Wtr. Supp. Sys. Rev. Ref., A.M.B.A.C.              Aaa               4.75%       9/01/10   $  1,000     $    915,530
Michigan Mun. Bond Auth. Rev., Wayne Cnty. Proj., M.B.I.A.      Aaa               7.40       12/01/02        500          545,730
                                                                                                                     ------------
                                                                                                                        1,461,260
------------------------------------------------------------------------------------------------------------------------------
New Jersey--15.7%
Brick Twnshp., Mun. Util. Auth. Rev., F.G.I.C.                  Aaa               5.50       12/01/03      1,295        1,333,824
New Jersey Econ. Dev. Auth. Rev.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.75        7/01/06        950          986,242
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.80        7/01/07      1,000        1,044,870
   Performing Arts Ctr., A.M.B.A.C.                             Aaa               6.00        6/15/08      1,410        1,504,287
So. Reg'l. High Sch. Dist., M.B.I.A.                            Aaa               5.50        9/01/06      1,010        1,041,906
West Windsor Plainsboro Sch., F.G.I.C.                          Aaa               5.25       12/01/05      1,000        1,016,540
                                                                                                                     ------------
                                                                                                                        6,927,669
------------------------------------------------------------------------------------------------------------------------------
New York--14.4%
Hempstead Twn. Ind. Dev. Agcy. Res., Rec. Rev., M.B.I.A.        Aaa               5.00       12/01/09      1,000          961,110
Met. Trans. Auth. N.Y. Trans. Facs. Rev., F.S.A.                Aaa               5.75        7/01/11        675          682,148
Nassau Cnty., Gen. Impvt., Ser. U, A.M.B.A.C.                   Aaa               5.125      11/01/03      2,000        2,015,940
New York St. Env. Facs. Corp., Poll. Ctrl. Rev.                 Aaa               5.80        1/15/14      1,280        1,295,757
New York St. Urban Dev. Corp. Rev.                              Baa1              5.25        1/01/11      1,500        1,405,245
                                                                                                                     ------------
                                                                                                                        6,360,200
------------------------------------------------------------------------------------------------------------------------------
Ohio--3.4%
Cuyahoga Cnty. Hosp. Rev., Ref. & Impt. Met. Hlth. Sys.
   Proj., M.B.I.A.                                              Aaa               5.375       2/15/12      1,000          973,560
Ohio St. Bldg. Auth., Admin. Bldg. Fund Proj., M.B.I.A.         Aaa               5.60       10/01/06        500          516,980
                                                                                                                     ------------
                                                                                                                        1,490,540
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--5.3%
Oklahoma St. Ind. Auth. Rev. Hlth. Sys., Integris Bapt.,
   A.M.B.A.C.                                                   Aaa               6.00        8/15/09      2,240        2,347,050
------------------------------------------------------------------------------------------------------------------------------
Oregon--2.3%
Multnomah Cnty. Sch. Dist. No.3, Park Rose, F.G.I.C.            Aaa               5.60       12/01/07      1,000        1,031,560

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     30

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--7.4%
Montgomery Cnty. Redev. Auth., Multifam. Hsg. Rev., Ser. A      NR                5.75%       7/01/99   $    780     $    783,237
Pennsylvania St. Ctfs. of Part., Ser. A, F.S.A.                 Aaa               6.25       11/01/06        600          635,766
Pennsylvania St. Higher Edl. Facs. Auth., Hlth. Svs. Rev.,
   M.B.I.A.                                                     Aaa               5.70       11/15/11        755          764,672
Philadelphia Hosp. Auth. & Higher Edl. Auth., Childrens
   Seashore House, Ser. A                                       A-(b)             7.00        8/15/03      1,000        1,083,180
                                                                                                                     ------------
                                                                                                                        3,266,855
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.8%
Puerto Rico, Gen. Oblig., Ser. A, M.B.I.A.                      Aaa               6.25        7/01/10        750          792,457
------------------------------------------------------------------------------------------------------------------------------
Rhode Island--2.4%
Rhode Island St., Ref. Cons. Cap. Dev. Loan, M.B.I.A.           Aaa               6.00        8/01/06      1,000        1,061,850
------------------------------------------------------------------------------------------------------------------------------
Texas--7.8%
Austin Util. Sys. Rev. Comb., Ser. A, M.B.I.A.                  Aaa               4.875      11/15/10      1,830        1,708,469
Gulf Coast Wste. Disp. Auth. Rev., Bayport Area Sys.,
   F.S.A.                                                       Aaa               5.50       10/01/10      1,075        1,068,905
San Antonio Elec. & Gas Rev., Ser. A, F.G.I.C.                  Aaa             Zero          2/01/05      1,000          669,130
                                                                                                                     ------------
                                                                                                                        3,446,504
------------------------------------------------------------------------------------------------------------------------------
Utah--2.4%
Utah St. Brd. of Regents, Student Loan Rev., Ser. F,
   A.M.B.A.C.                                                   Aaa               7.00       11/01/01      1,000 (e)    1,071,440
------------------------------------------------------------------------------------------------------------------------------
Washington--6.7%
Wash. St. Pub. Pwr. Supp. Sys.,
   Nuclear Proj. No. 2, Ser. A                                  Aa1               4.90        7/01/05      2,000        1,932,960
   Nuclear Proj. No. 3, Ser. B                                  Aa1               7.00        7/01/99      1,000        1,046,190
                                                                                                                     ------------
                                                                                                                        2,979,150
                                                                                                                     ------------
Total long-term investments (cost $42,725,811)                                                                         43,161,050
                                                                                                                     ------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     31

Portfolio of Investments as           PRUDENTIAL MUNICIPAL BOND FUND
of April 30, 1997                     INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.4%
------------------------------------------------------------------------------------------------------------------------------
Texas--1.4%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co., Ser. 95A, F.R.D.D.                                      VMIG1            4.10%        5/01/97   $    600     $    600,000
                                                                                                                     ------------
Total short-term investments (cost $600,000)                                                                              600,000
                                                                                                                     ------------
Total Investments--99.0%
(cost $ 43,325,811; Note 4)                                                                                            43,761,050
Other assets in excess of liabilities--1.0%                                                                               462,202
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 44,223,252
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (d)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association
(b)  Standard & Poor's Rating.
(c)  Prerefunded issues are secured by escrowed cash and direct
     U.S. guaranteed obligations.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e) Principal amount pledged as initial margin on financial futures contracts.
NR--Not rated by Moody's or Standard & Poor's.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     32

                                            PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities         INTERMEDIATE SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1997
Investments, at value (cost $43,325,811)....................................................................      $  43,761,050
Interest receivable.........................................................................................            804,103
Receivable for Series shares sold...........................................................................                465
Other assets................................................................................................                936
                                                                                                                  --------------
   Total assets.............................................................................................         44,566,554
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................             13,996
Payable for Series shares reacquired........................................................................            148,479
Accrued expenses............................................................................................             84,773
Dividends payable...........................................................................................             49,611
Management fee payable......................................................................................             16,538
Due to broker - variation margin............................................................................             16,200
Distribution fee payable....................................................................................             13,705
                                                                                                                  --------------
   Total liabilities........................................................................................            343,302
                                                                                                                  --------------
Net Assets..................................................................................................      $  44,223,252
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      41,764
   Paid-in capital in excess of par.........................................................................         43,580,830
                                                                                                                  --------------
                                                                                                                     43,622,594
   Accumulated net realized gain on investments.............................................................            152,513
   Net unrealized appreciation on investments...............................................................            448,145
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................      $  44,223,252
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($13,740,343 / 1,297,928 shares of beneficial interest issued and outstanding)........................             $10.59
   Maximum sales charge (3% of offering price)..............................................................                .33
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $10.92
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($29,979,941 / 2,830,936 shares of beneficial interest issued and outstanding)........................             $10.59
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($257,180 / 24,285 shares of beneficial interest issued and outstanding)..............................             $10.59
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($245,788 / 23,211 shares of beneficial interest issued and outstanding)..............................             $10.59
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     33

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1997
Income
   Interest..................................     $2,661,312
                                                --------------
Expenses
   Management fee............................        244,485
   Distribution fee--Class A.................         13,487
   Distribution fee--Class B.................        176,107
   Distribution fee--Class C.................          1,121
   Reports to shareholders...................         83,000
   Custodian's fees and expenses.............         69,000
   Registration fees.........................         54,000
   Transfer agent's fees and expenses........         41,000
   Trustees' fees and expenses...............         15,000
   Audit fee.................................         15,000
   Legal fees and expenses...................         10,000
   Miscellaneous.............................          6,289
                                                --------------
      Total expenses.........................        728,489
   Less: Management fee waiver...............        (24,449)
      Custodian fee credit...................           (957)
                                                --------------
      Net expenses...........................        703,083
                                                --------------
Net investment income........................      1,958,229
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................        641,986
   Financial futures contract transactions...       (163,950)
                                                --------------
                                                     478,036
                                                --------------
Net change in unrealized
   appreciation (depreciation) on:
   Investments...............................       (713,512)
   Financial futures contracts...............         13,843
                                                --------------
                                                    (699,669)
                                                --------------
Net loss on investments......................       (221,633)
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................     $1,736,596
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
Increase (Decrease)                     Year Ended April 30,
in Net Assets                           1997            1996
Operations
   Net investment income...........  $ 1,958,229    $  2,384,372
   Net realized gain on investment
      transactions.................      478,036         636,281
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..................     (699,669)        613,155
                                     -----------    ------------
   Net increase in net assets
      resulting from operations....    1,736,596       3,633,808
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................     (579,475)       (549,044)
      Class B......................   (1,371,478)     (1,828,010)
      Class C......................       (5,456)         (7,318)
      Class Z......................       (1,820)             --
                                     -----------    ------------
                                      (1,958,229)     (2,384,372)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................       (9,615)             --
      Class B......................      (22,423)             --
      Class C......................          (75)             --
      Class Z......................           (3)             --
                                     -----------    ------------
                                         (32,116)             --
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...................    5,261,896       5,139,324
   Net asset value of shares issued
      in reinvestment of
      dividends....................    1,242,265       1,485,489
   Cost of shares reacquired.......  (15,354,228)    (16,260,658)
                                     -----------    ------------
   Net decrease in net assets from
      Series share transactions....   (8,850,067)     (9,635,845)
                                     -----------    ------------
Total decrease.....................   (9,103,816)     (8,386,409)
Net Assets
Beginning of year..................   53,327,068      61,713,477
                                     -----------    ------------
End of year........................  $44,223,252    $ 53,327,068
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     34

Notes to Financial Statements                   PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of three series: the High Yield Series, the Insured Series and the Intermediate Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively. The investment objectives of the series are as follows: (i) the objective of the High Yield Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured and Intermediate Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.
------------------------------------------------------------
Note 1. Accounting Policies
Securities Valuation: Municipal securities (including commitments to purchase such securities on a 'when-issued' basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.
The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the
--------------------------------------------------------------------------------
                                     -----
                                       35

Notes to Financial Statements               PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net income to shareholders. For this reason and because substantially all of the Fund's gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 1997, the effect of applying this statement was to increase undistributed net investment income by $123,008, increase accumulated net realized loss by $131,486 and increase paid-in capital in excess of par by $8,478 for the High Yield Series. For the Insured Series, the effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $298,101. The effect of applying this statement for the Intermediate Series was to increase undistributed net investment income by $32,116, decrease accumulated net realized gain by $32,022 and decrease paid-in capital in excess of par by $94. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. PIFM has agreed to voluntarily waive a portion of each Series' management fee, which amounted to $514,371, $277,120, and $24,449 for the High Yield Series, Insured Series, and Intermediate Series, respectively for the year ended April 30, 1997. Such amounts represented .05 of 1% of average daily net assets for each Series or $.006 per share.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 1997.
PSI has advised the Fund that it received approximately $303,500 ($210,200-High Yield Series; $88,800-Insured Series; $4,500-Intermediate Series) in front-end sales charges resulting from sales of Class A shares during the year ended April 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended April 30, 1997, it received approximately $1,940,800 ($1,204,200-High Yield Series; $649,600-Insured Series; $87,000-Intermediate Series) in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PSI, PIC and PIFM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                     -----
                                       36

Notes to Financial Statements              PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 1997, the Fund incurred fees of approximately $653,000 ($370,500-High Yield Series; $252,100-Insured Series; $30,400-Intermediate Series) for the services of PMFS. As of April 30, 1997, approximately $53,200 ($30,700-High Yield Series; $20,100-Insured Series; $2,400-Intermediate Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 1997, were as follows:

Series                              Purchases         Sales
--------------------------------   ------------    ------------
High Yield......................   $264,933,180    $305,927,926
Insured.........................    565,764,484     624,083,328
Intermediate....................     21,414,325      30,041,885

At April 30, 1997, the Insured Series and the Intermediate Series sold 517,000 and 47,000 financial futures contracts, respectively of U.S. Treasury Bonds expiring in June 97.
The values of these financial futures contracts at April 30, 1997 were as follows:

                                           Financial Futures
                                            Contracts Sold
                                      ---------------------------
                                        Insured      Intermediate
                                        Series          Series
                                      -----------    ------------
Value at disposition...............   $56,306,719     $ 5,149,125
Value at April 30, 1997............    56,498,406       5,136,219
                                      -----------    ------------
Unrealized gain (loss).............   $  (191,687)    $    12,906
                                      -----------    ------------
                                      -----------    ------------

The federal income tax basis of the Fund's investments, at April 30, 1997 was $949,808,490-High Yield Series; $491,614,379-Insured Series; and
$43,325,811-Intermediate Series and, accordingly, net unrealized appreciation of investments for federal income tax purposes was as follows:

                                            Gross           Gross
                      Net unrealized     unrealized      unrealized
Series                 appreciation      appreciation    depreciation
--------------------  --------------     -----------     -----------
High Yield..........   $ 30,820,223      $54,840,506     $24,020,283
Insured.............      9,707,246       12,814,010       3,106,764
Intermediate........        435,239          834,266         399,027

The High Yield Series has a net capital loss carryforward as of April 30, 1997 of approximately $16,993,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004 and $3,225,000 expires in 2005. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. In addition, the High Yield Series elected to treat net realized capital losses of approximately $931,000 incurred in the six month period ended April 30, 1997, as having been incurred in the following year. The Insured Series and Intermediate Series utilized their capital loss carryforwards of approximately $631,000 and $338,000, respectively, to partially offset each Series' net taxable gains realized and recognized in the fiscal year ended April 30, 1997.
------------------------------------------------------------
Note 5. Capital
Each series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective September 16, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
--------------------------------------------------------------------------------
                                     -----
                                       37

Notes to Financial Statements            PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                        High Yield Series                   Insured Series                Intermediate Series
                                             Class A                           Class A                          Class A
                                   ----------------------------      ----------------------------      --------------------------
   Year Ended April 30, 1997         Shares          Amount            Shares          Amount            Shares         Amount
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     2,690,433    $  29,194,209       17,268,103    $ 190,281,225         146,988    $  1,570,573
Shares issued in reinvestment of
   dividends and
   distributions................       816,257        8,853,738          562,530        6,209,882          33,834         360,674
Shares reacquired...............    (5,951,712)     (64,552,270)     (20,358,917)    (224,259,104)       (505,221)     (5,381,606)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding before
   conversion...................    (2,445,022)     (26,504,323)      (2,528,284)     (27,767,997)       (324,399)     (3,450,359)
Shares issued upon conversion
   from Class B.................    12,411,968      133,842,041        8,887,896       97,509,503         443,554       4,710,903
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................     9,966,946    $ 107,337,718        6,359,612    $  69,741,506         119,155    $  1,260,544
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             Class A                           Class A                          Class A
                                   ----------------------------      ----------------------------      --------------------------
   Year Ended April 30, 1996         Shares          Amount            Shares          Amount            Shares         Amount
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     2,842,337    $  31,224,578        2,115,326    $  23,453,210         101,764    $  1,079,376
Shares issued in reinvestment of
   dividends and
   distributions................       474,421        5,188,074          266,368        2,962,597          31,524         338,680
Shares reacquired...............    (3,287,941)     (36,026,405)      (3,699,272)     (41,190,146)       (466,658)     (4,985,578)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase (decrease) in
   shares outstanding before
   conversion...................        28,817          386,247       (1,317,578)     (14,774,339)       (333,370)     (3,567,522)
Shares issued upon conversion
   from Class B.................    10,054,570      110,522,327        7,072,139       78,989,223         506,425       5,415,903
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................    10,083,387    $ 110,908,574        5,754,561    $  64,214,884         173,055    $  1,848,381
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             Class B                           Class B                          Class B
                                   ----------------------------      ----------------------------      --------------------------
   Year Ended April 30, 1997         Shares          Amount            Shares          Amount            Shares         Amount
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     7,261,475    $  78,657,488          991,206    $  10,920,454         293,960    $  3,134,459
Shares issued in reinvestment of
   dividends and
   distributions................     1,747,161       18,927,857        1,049,549       11,593,012          82,134         875,459
Shares reacquired...............    (9,901,712)    (107,242,000)      (6,341,050)     (69,974,266)       (909,089)     (9,694,638)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding before
   conversion...................      (893,076)      (9,656,655)      (4,300,295)     (47,460,800)       (532,995)     (5,684,720)
Shares reacquired upon
   conversion into Class A......   (12,411,968)    (133,842,041)      (8,879,800)     (97,509,503)       (443,243)     (4,710,903)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding..................   (13,305,044)   $(143,498,696)     (13,180,095)   $(144,970,303)       (976,238)   $(10,395,623)
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             Class B                           Class B                          Class B
                                   ----------------------------      ----------------------------      --------------------------
   Year Ended April 30, 1996         Shares          Amount            Shares          Amount            Shares         Amount
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     8,170,060    $  89,622,344        2,338,885    $  26,086,324         371,018    $  4,000,248
Shares issued in reinvestment of
   dividends and
   distributions................     2,260,660       24,711,652        1,268,212       14,112,201         106,165       1,139,952
Shares reacquired...............   (12,855,885)    (140,769,139)      (8,438,736)     (93,993,036)     (1,047,502)    (11,264,240)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding before
   conversion...................    (2,425,165)     (26,435,143)      (4,831,639)     (53,794,511)       (570,319)     (6,124,040)
Shares reacquired upon
   conversion into Class A......   (10,054,570)    (110,522,327)      (7,065,810)     (78,989,223)       (506,284)     (5,415,903)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding..................   (12,479,735)   $(136,957,470)     (11,897,449)   $(132,783,734)     (1,076,603)   $(11,539,943)
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------

--------------------------------------------------------------------------------
                                     -----
                                       38

Notes to Financial Statements                   PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                        High Yield Series                   Insured Series                Intermediate Series
                                             Class C                           Class C                          Class C
                                   ----------------------------      ----------------------------      --------------------------
   Year Ended April 30, 1997         Shares          Amount            Shares          Amount            Shares         Amount
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................       505,330    $   5,472,765           21,265    $     234,063          28,931    $    311,189
Shares issued in reinvestment of
   dividends and
   distributions................        28,059          304,264            3,510           38,759             436           4,639
Shares reacquired...............      (256,031)      (2,781,902)         (47,234)        (521,343)        (26,221)       (277,703)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase (decrease) in
   shares outstanding...........       277,358    $   2,995,127          (22,459)   $    (248,521)          3,146    $     38,125
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             Class C                           Class C                          Class C
                                   ----------------------------      ----------------------------      --------------------------
   Year Ended April 30, 1996         Shares          Amount            Shares          Amount            Shares         Amount
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................       389,662    $   4,263,670           58,297    $     648,000           5,515    $     59,700
Shares issued in reinvestment of
   dividends and
   distributions................        20,619          225,710            2,784           31,032             638           6,857
Shares reacquired...............      (104,405)      (1,131,704)          (5,738)         (64,264)         (1,003)        (10,840)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................       305,876    $   3,357,676           55,343    $     614,768           5,150    $     55,717
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             Class Z                           Class Z                          Class Z
 September 16, 1996(a) Through     ----------------------------      ----------------------------      --------------------------
         April 30, 1997              Shares          Amount            Shares          Amount            Shares         Amount
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................       287,958    $   3,134,548            1,377    $      15,206          23,097    $    245,675
Shares issued in reinvestment of
   dividends and
   distributions................         2,192           23,750               16              177             140           1,493
Shares reacquired...............       (39,065)        (425,418)             (10)            (115)            (27)           (281)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................       251,085    $   2,732,880            1,383    $      15,268          23,210    $    246,887
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                     -----
                                       39

                                             PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                         HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                                      ----------------------------------------------------------
                                                                        Years Ended April 30,
                                                      ----------------------------------------------------------
                                                        1997         1996         1995        1994        1993
                                                      --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.70     $  10.72     $  10.74     $ 11.14     $ 10.68
                                                      --------     --------     --------     -------     -------
Income from investment operations
Net investment income...............................       .70          .72(b)       .72(b)      .72         .77
Net realized and unrealized gain (loss) on
   investment transactions..........................       .14         (.02)        (.02)       (.39)        .46
                                                      --------     --------     --------     -------     -------
   Total from investment operations.................       .84          .70          .70         .33        1.23
                                                      --------     --------     --------     -------     -------
Less distributions
Dividends from net investment income................      (.70)        (.72)        (.72)       (.72)       (.77)
Distributions from capital gains....................        --           --           --        (.01)         --
                                                      --------     --------     --------     -------     -------
   Total distributions..............................      (.70)        (.72)        (.72)       (.73)       (.77)
                                                      --------     --------     --------     -------     -------
Net asset value, end of year........................  $  10.84     $  10.70     $  10.72     $ 10.74     $ 11.14
                                                      --------     --------     --------     -------     -------
                                                      --------     --------     --------     -------     -------
TOTAL RETURN(a):....................................      8.03%        6.55%        6.90%       2.88%      11.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $334,062     $223,073     $115,501     $54,491     $43,529
Average net assets (000)............................  $294,940     $162,329     $ 65,207     $52,982     $31,658
Ratios to average net assets:
   Expenses, including distribution fees............      0.64%(b)     0.64%(b)     0.69%(b)    0.69%       0.74%
   Expenses, excluding distribution fees............      0.54%(b)     0.54%(b)     0.59%(b)    0.59%       0.64%
   Net investment income............................      6.44%(b)     6.58%(b)     6.83%(b)    6.42%       7.04%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        26%          35%          39%         36%         27%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     40

                                         PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                     HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                                   Class B
                                                      ------------------------------------------------------------------
                                                                            Years Ended April 30,
                                                      ------------------------------------------------------------------
                                                        1997         1996          1995           1994           1993
                                                      --------     --------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.69     $  10.72     $    10.74     $    11.14     $    10.68
                                                      --------     --------     ----------     ----------     ----------
Income from investment operations
Net investment income...............................       .66(b)       .68(b)         .68(b)         .68            .73
Net realized and unrealized gain (loss) on
   investment transactions..........................       .15         (.03)          (.02)          (.39)           .46
                                                      --------     --------     ----------     ----------     ----------
   Total from investment operations.................       .81          .65            .66            .29           1.19
                                                      --------     --------     ----------     ----------     ----------
Less distributions
Dividends from net investment income................      (.66)        (.68)          (.68)          (.68)          (.73)
Distributions from capital gains....................        --           --             --           (.01)            --
                                                      --------     --------     ----------     ----------     ----------
   Total distributions..............................      (.66)        (.68)          (.68)          (.69)          (.73)
                                                      --------     --------     ----------     ----------     ----------
Net asset value, end of year........................  $  10.84     $  10.69     $    10.72     $    10.74     $    11.14
                                                      --------     --------     ----------     ----------     ----------
                                                      --------     --------     ----------     ----------     ----------
TOTAL RETURN(a):....................................      7.71%        6.12%          6.37%          2.46%         11.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $665,525     $799,048     $  934,725     $1,099,640     $1,028,480
Average net assets (000)............................  $725,305     $900,115     $1,024,132     $1,132,653     $  893,203
Ratios to average net assets:
   Expenses, including distribution fees............      1.04%(b)     1.04%(b)       1.09%(b)       1.09%          1.14%
   Expenses, excluding distribution fees............      0.54%(b)     0.54%(b)       0.59%(b)       0.58%          0.64%
   Net investment income............................      6.05%(b)     6.19%(b)       6.37%(b)       6.02%          6.66%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     41

                                          PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                      HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                       Class C                        Class Z
                                                        --------------------------------------     -------------
                                                                                    August 1,      September 16,
                                                                                     1994(c)          1996(d)
                                                         Years Ended April 30,       Through          Through
                                                        -----------------------     April 30,        April 30,
                                                          1997          1996           1995            1997
                                                        ---------     ---------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.69       $ 10.72        $10.79          $ 10.79
                                                        ---------     ---------        -----            -----
Income from investment operations
Net investment income (b)...........................         .63           .65           .49              .45
Net realized and unrealized gain (loss) on
   investment transactions..........................         .15          (.03)         (.07)             .04
                                                        ---------     ---------        -----            -----
   Total from investment operations.................         .78           .62           .42              .49
                                                        ---------     ---------        -----            -----
Less distributions
Dividends from net investment income................        (.63)         (.65)         (.49)            (.45)
                                                        ---------     ---------        -----            -----
Net asset value, end of year........................     $ 10.84       $ 10.69        $10.72          $ 10.83
                                                        ---------     ---------        -----            -----
                                                        ---------     ---------        -----            -----
TOTAL RETURN(a):....................................        7.44%         5.86%         3.91%            4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $ 9,563       $ 6,471        $3,208          $ 2,719
Average net assets (000)............................     $ 8,060       $ 5,608        $1,385          $   704
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.29%         1.29%         1.34%(e)         0.54%(e)
   Expenses, excluding distribution fees(b).........        0.54%         0.54%         0.59%(e)         0.54%(e)
   Net investment income(b).........................        5.80%         5.93%         6.34%(e)         6.55%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     42

                                          PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                      INSURED SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                                      ---------------------------------------------------------
                                                                        Years Ended April 30,
                                                      ---------------------------------------------------------
                                                        1997         1996        1995        1994        1993
                                                      --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.94     $  10.83     $ 10.71     $ 11.44     $ 10.98
                                                      --------     --------     -------     -------     -------
Income from investment operations
Net investment income...............................       .55(b)       .58(b)      .58(b)      .58         .61
Net realized and unrealized gain (loss) on
   investment transactions..........................       .08          .11         .12        (.43)        .73
                                                      --------     --------     -------     -------     -------
   Total from investment operations.................       .63          .69         .70         .15        1.34
                                                      --------     --------     -------     -------     -------
Less distributions
Dividends from net investment income................      (.55)        (.58)       (.58)       (.58)       (.61)
Distributions in excess of net investment income....      (.01)          --          --          --          --
Distributions from capital gains....................      (.11)          --          --        (.30)       (.27)
                                                      --------     --------     -------     -------     -------
   Total distributions..............................      (.67)        (.58)       (.58)       (.88)       (.88)
                                                      --------     --------     -------     -------     -------
Net asset value, end of year........................  $  10.90     $  10.94     $ 10.83     $ 10.71     $ 11.44
                                                      --------     --------     -------     -------     -------
                                                      --------     --------     -------     -------     -------
TOTAL RETURN(a):....................................      5.74%        6.47%       6.73%       1.04%      12.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $208,411     $139,548     $75,800     $30,669     $30,098
Average net assets (000)............................  $187,371     $102,456     $39,471     $32,309     $24,589
Ratios to average net assets:
   Expenses, including distribution fees............      0.68%(b)     0.68%(b)    0.74%(b)    0.71%       0.72%
   Expenses, excluding distribution fees............      0.58%(b)     0.58%(b)    0.64%(b)    0.61%       0.62%
   Net investment income............................      4.95%(b)     5.20%(b)    5.45%(b)    5.09%       5.46%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................       110%          68%         64%        105%         85%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     43

                                       PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                   INSURED SERIES
--------------------------------------------------------------------------------

                                                                                Class B
                                                      ------------------------------------------------------------
                                                                         Years Ended April 30,
                                                      ------------------------------------------------------------
                                                        1997         1996         1995         1994         1993
                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.95     $  10.84     $  10.71     $  11.44     $  10.99
                                                      --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................       .50(b)       .54(b)       .54(b)       .54          .56
Net realized and unrealized gain (loss) on
   investment transactions..........................       .08          .11          .13         (.43)         .72
                                                      --------     --------     --------     --------     --------
   Total from investment operations.................       .58          .65          .67          .11         1.28
                                                      --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................      (.50)        (.54)        (.54)        (.54)        (.56)
Distributions in excess of net investment income....      (.01)          --           --           --           --
Distributions from capital gains....................      (.11)          --           --         (.30)        (.27)
                                                      --------     --------     --------     --------     --------
   Total distributions..............................      (.62)        (.54)        (.54)        (.84)        (.83)
                                                      --------     --------     --------     --------     --------
Net asset value, end of year........................  $  10.91     $  10.95     $  10.84     $  10.71     $  11.44
                                                      --------     --------     --------     --------     --------
                                                      --------     --------     --------     --------     --------
TOTAL RETURN(a):....................................      5.32%        6.04%        6.40%        0.63%       12.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $298,005     $443,391     $567,648     $740,447     $770,060
Average net assets (000)............................  $365,891     $524,452     $660,237     $807,794     $705,846
Ratios to average net assets:
   Expenses, including distribution fees............      1.08%(b)     1.08%(b)     1.14%(b)     1.11%        1.12%
   Expenses, excluding distribution fees............      0.58%(b)     0.58%(b)     0.64%(b)     0.61%        0.62%
   Net investment income............................      4.54%(b)     4.80%(b)     4.99%(b)     4.69%        5.06%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     44

                                          PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                      INSURED SERIES
--------------------------------------------------------------------------------

                                                                       Class C                        Class Z
                                                        --------------------------------------     -------------
                                                                                    August 1,      September 16,
                                                                                     1994(c)          1996(d)
                                                         Years Ended April 30,       Through          Through
                                                        -----------------------     April 30,        April 30,
                                                          1997          1996           1995            1997
                                                        ---------     ---------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.95       $ 10.84        $10.79          $ 11.05
                                                        ---------     ---------        -----            -----
Income from investment operations
Net investment income (b)...........................         .48           .51           .39              .36
Net realized and unrealized gain (loss) on
   investment transactions..........................         .08           .11           .05             (.02)
                                                        ---------     ---------        -----            -----
   Total from investment operations.................         .56           .62           .44              .34
                                                        ---------     ---------        -----            -----
Less distributions
Dividends from net investment income................        (.48)         (.51)         (.39)            (.36)
Distributions in excess net investment income.......        (.01)           --            --             (.01)
Distributions from capital gains....................        (.11)           --            --             (.11)
                                                        ---------     ---------        -----            -----
   Total distributions..............................        (.60)         (.51)         (.39)            (.48)
                                                        ---------     ---------        -----            -----
Net asset value, end of year........................     $ 10.91       $ 10.95        $10.84          $ 10.91
                                                        ---------     ---------        -----            -----
                                                        ---------     ---------        -----            -----
TOTAL RETURN(a):....................................        5.06%         5.78%         4.03%            2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   888       $ 1,137        $  525          $    15
Average net assets (000)............................     $   973       $   827        $  224          $    10
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.33%         1.33%         1.39%(e)         0.58%(e)
   Expenses, excluding distribution fees(b).........        0.58%         0.58%         0.64%(e)         0.58%(e)
   Net investment income(b).........................        4.29%         4.56%         4.92%(e)         4.18%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waivers.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     45

                                           PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                       INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                             Class A
                                                      ------------------------------------------------------
                                                                      Years Ended April 30,
                                                      ------------------------------------------------------
                                                        1997        1996        1995        1994       1993
                                                      --------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.65     $ 10.45     $ 10.67     $11.08     $10.59
                                                      --------     -------     -------     ------     ------
Income from investment operations
Net investment income...............................       .46(b)      .47(b)      .51(b)     .53        .54(b)
Net realized and unrealized gain (loss) on
   investment transactions..........................      (.05)        .20        (.03)      (.19)       .60
                                                      --------     -------     -------     ------     ------
   Total from investment operations.................       .41         .67         .48        .34       1.14
                                                      --------     -------     -------     ------     ------
Less distributions
Dividends from net investment income................      (.46)       (.47)       (.51)      (.53)      (.54)
Distributions in excess of net investment income....      (.01)         --        (.01)        --         --
Distributions from capital gains....................        --          --        (.18)      (.22)      (.11)
                                                      --------     -------     -------     ------     ------
   Total distributions..............................      (.47)       (.47)       (.70)      (.75)      (.65)
                                                      --------     -------     -------     ------     ------
Net asset value, end of year........................  $  10.59     $ 10.65     $ 10.45     $10.67     $11.08
                                                      --------     -------     -------     ------     ------
                                                      --------     -------     -------     ------     ------
TOTAL RETURN(a):....................................      3.86%       6.48%       4.52%      2.83%     11.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $ 13,740     $12,552     $10,507     $5,810     $3,594
Average net assets (000)............................  $ 13,487     $12,604     $ 7,742     $4,981     $1,883
Ratios to average net assets:
   Expenses, including distribution fees............      1.15%(b)    1.16%(b)    1.05%(b)   1.00%      1.06%(b)
   Expenses, excluding distribution fees............      1.05%(b)    1.06%(b)    0.95%(b)   0.90%      0.96%(b)
   Net investment income............................      4.30%(b)    4.36%(b)    4.75%(b)   4.63%      5.09%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        46%         35%         30%        55%        22%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     46

                                            PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                        INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                              Class B
                                                      --------------------------------------------------------
                                                                       Years Ended April 30,
                                                      --------------------------------------------------------
                                                        1997        1996        1995        1994        1993
                                                      --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.65     $ 10.45     $ 10.68     $ 11.09     $ 10.60
                                                      --------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................       .42(b)      .43(b)      .45(b)      .48         .50(b)
Net realized and unrealized gain (loss) on
   investment transactions..........................      (.05)        .20        (.04)       (.19)        .60
                                                      --------     -------     -------     -------     -------
   Total from investment operations.................       .37         .63         .41         .29        1.10
                                                      --------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................      (.42)       (.43)       (.45)       (.48)       (.50)
Distributions in excess of net investment income....      (.01)         --        (.01)         --          --
Distributions from capital gains....................        --          --        (.18)       (.22)       (.11)
                                                      --------     -------     -------     -------     -------
   Total distributions..............................      (.43)       (.43)       (.64)       (.70)       (.61)
                                                      --------     -------     -------     -------     -------
Net asset value, end of year........................  $  10.59     $ 10.65     $ 10.45     $ 10.68     $ 11.09
                                                      --------     -------     -------     -------     -------
                                                      --------     -------     -------     -------     -------
TOTAL RETURN(a):....................................      3.44%       6.05%       3.99%       2.43%      10.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $ 29,980     $40,550     $51,039     $65,215     $57,049
Average net assets (000)............................  $ 35,221     $46,127     $60,174     $59,811     $50,154
Ratios to average net assets:
   Expenses, including distribution fees............      1.55%(b)    1.56%(b)    1.45%(b)    1.40%       1.46%(b)
   Expenses, excluding distribution fees............      1.05%(b)    1.06%(b)    0.95%(b)    0.90%       0.96%(b)
   Net investment income............................      3.89%(b)    3.96%(b)    4.35%(b)    4.23%       4.69%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     47

                                          PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                      INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                       Class C                        Class Z
                                                        --------------------------------------     -------------
                                                                                    August 1,      September 16,
                                                                                     1994(c)          1996(d)
                                                         Years Ended April 30,       Through          Through
                                                        -----------------------     April 30,        April 30,
                                                          1997          1996           1995            1997
                                                        ---------     ---------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.65       $ 10.45        $10.54          $ 10.63
                                                        ---------     ---------        -----            -----
Income from investment operations
Net investment income (b)...........................         .39           .40           .35              .31
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.05)          .20          (.08)            (.03)
                                                        ---------     ---------        -----            -----
   Total from investment operations.................         .34           .60           .27              .28
                                                        ---------     ---------        -----            -----
Less distributions
Dividends from net investment income................        (.39)         (.40)         (.35)            (.31)
Distributions in excess of net investment income....        (.01)           --          (.01)            (.01)
                                                        ---------     ---------        -----            -----
   Total distributions..............................        (.40)         (.40)         (.36)            (.32)
                                                        ---------     ---------        -----            -----
Net asset value, end of year........................     $ 10.59       $ 10.65        $10.45          $ 10.59
                                                        ---------     ---------        -----            -----
                                                        ---------     ---------        -----            -----
TOTAL RETURN(a):....................................        3.17%         5.79%         2.14%            2.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   257       $   225        $  167          $   246
Average net assets (000)............................     $   149       $   197        $   28          $    63
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.80%         1.81%         1.81%(e)         1.05%(e)
   Expenses, excluding distribution fees(b).........        1.05%         1.06%         1.06%(e)         1.05%(e)
   Net investment income(b).........................        3.65%         3.71%         4.34%(e)         4.65%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     48

Report of Independent Accountants                 PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Municipal Bond Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the High Yield Series, Insured Series and Intermediate Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 1997 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The accompanying Statement of Changes in Net Assets for the year ended April 30, 1996, and the financial highlights for each of the four years in the period ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
June 25, 1997


Tax Information (Unaudited)               PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 1997.
During its fiscal year ended April 30, 1997, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                                              Dividends per Share
                                                                 ----------------------------------------------
                              Series                             Class A      Class B      Class C      Class Z
                              ------------------------------     -------      -------      -------      -------
                              High Yield Series.............      $ .70        $ .66        $ .63        $ .45
                              Insured Series................      $ .55        $ .50        $ .48        $ .36
                              Intermediate Series...........      $ .46        $ .42        $ .39        $ .31

The Insured Series paid an ordinary distribution of $0.006 per share (taxable as ordinary income) to Class A, B, C and Z shareholders, and a long-term capital gain distribution of $0.109 per share (taxable as capital gains income) to Class A, B, C and Z shareholders.
The High Yield Series and Intermediate Series paid ordinary distributions of $.0013 and $.0072 per share, respectively (taxable as ordinary income) to Class A, B, C and Z shareholders.
Shortly after the close of the calendar year ending December 31, 1997, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 1997. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
--------------------------------------------------------------------------------
                                     -----
                                       49

Supplemental Proxy Information
(Unaudited)                        PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
   A meeting of shareholders of the Prudential Municipal Bond Fund (the 'Fund') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect Trustees as follows: Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III.
(2) Approval of an amendment to the Fund's Fundamental Investment Restriction regarding investment in shares of other investment companies.
(3) Approval of an elimination of the Fund's fundamental investment restriction relating to investment in securities of unseasoned issuers.
(4) Approval of an amendment to the Fund's investment restrictions to permit an increase in the borrowing capabilities of the Fund.
(5) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the Fund for the fiscal year ending April 30, 1997.
The results of the proxy solicitation on the above matters were as follows:

Trustee/Matter                                                                     Votes for      Votes against     Abstentions
                                                                                   ----------     -------------     -----------
(1)   Edward D. Beach                                                              73,590,865          0             2,582,278
      Eugene C. Dorsey                                                             73,663,444          0             2,509,699
      Delayne Dedrick Gold                                                         73,696,037          0             2,477,106
      Robert F. Gunia                                                              73,615,603          0             2,557,540
      Harry A. Jacobs, Jr.                                                         73,532,869          0             2,640,274
      Donald D. Lennox                                                             73,525,199          0             2,647,944
      Mendel A. Melzer                                                             73,638,229          0             2,534,914
      Thomas T. Mooney                                                             73,629,429          0             2,543,714
      Thomas H. O'Brien                                                            73,707,161          0             2,465,982
      Richard A. Redeker                                                           73,643,688          0             2,529,435
      Nancy H. Teeters                                                             73,690,290          0             2,482,853
      Louis A. Weil, III                                                           73,628,575          0             2,544,568
(2)   Amendment relating to investment in shares of other investment companies     63,342,978       3,795,309        3,828,292
(3)   Amendment relating to investment in securities of unseasoned issuers         61,026,171       5,522,333        4,418,075
(4)   Amendment relating to borrowing capabilities                                 60,690,174       5,784,514        4,491,891
(5)   Ratification of Deloitte & Touche LLP                                        71,910,326       1,203,032        3,059,785

Change in Auditors                      PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the fiscal years ended April 30, 1993 through April 30, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                     -----
                                       50

Comparing A $10,000 Investment.

Prudential Municipal Bond Fund: High Yield Series vs. the Lehman Brothers Municipal Bond Index.

--Prudential Muni Bond Fund: High Yield Series

//Lehman Bros. Muni  Bond Index

Past performance is not indicative of future results and an investor's shares, when redeemed, may be worth more or less than their original investment. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Bond Fund (High Yield Series, Class
A, B, C and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values on January 22, 1990 for Class A shares, September 17, 1987 for Class
B shares, August 1, 1994 for Class C shares and September 16, 1996 for Class Z shares and subsequent account values at the end of each fiscal year (April 30) as measured on a quarterly basis, beginning in 1990 for Class A shares, 1987 for Class B shares, 1994 for Class C shares and 1996 for Class Z shares. For the purposes of the graphs, and unless otherwise indicated, the accompanying tables, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in Class
A shares; the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares assuming full redemption on April 30, 1997; all recurring fees -- including management fees -- were deducted; and all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. This conversion feature is not reflected in the graphs. The numbers in ( ) show the Series average annual total return without waiver of management fees and/or expense subsidization. Class
Z shares are not subject to sales charges or distribution fees. Since Class Z shares have been in existence less then a year, no average annual returns are shown.

The Lehman Brothers Index is a weighted index comprised of 21,000 municipal bonds (general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds) selected by Lehman Brothers as representative of the long-term, investment grade municipal bond market. The Index is unmanaged and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
The securities which comprise the Index may differ substantially from the securities held in the Fund's portfolio. The Lehman Brothers Index is not the only benchmark that can be used to characterize performance of municipal bond funds and other indexes may portray different comparative performance.

           Best Year:   1995   16.8%
           Worst Year:  1994   -3.0%

Class A          (GRAPH)

Average Annual Total
 Returns - Class A
  With Sales Load
  7.0% Since Inception
  6.6% for 5 Years (6.5)
  4.8% for 1 Year (4.7)

  Without Sales Load
  7.5% Since Inception
  7.2% for 5 Years
  8.0% for 1 Year

Best Year:   1995   16.3%
Worst Year:  1994   -3.4%

Class B          (GRAPH)

Average Annual Total
Returns - Class B

With Sales Load
8.1% Since Inception (8.0)
6.6% for 5 Years
2.7% for 1 Year (2.6)

Without Sales Load
8.1% Since Inception (8.0)
6.8% for 5 Years
7.7% for 1 Year


Class C          (GRAPH)               Average Annual Total
                                       Returns - Class C
                                       With Sales Load
                                       6.3% Since Inception (6.2)
                                       6.4% for 1 Year (6.3)

                                       Without Sales Load
                                       6.3% Since Inception
                                       7.4% for 1 Year


Class Z          (GRAPH)

Comparing A $10,000 Investment.

Prudential Municipal Bond Fund: Insured Series vs. the Lehman Brothers Municipal Bond Index.

--Prudential Muni Bond Fund: Insured Series
//Lehman Bros. Muni Bond Index


Past performance is not indicative of future results and an investor's shares, when redeemed, may be worth more or less than their original investment. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Bond Fund (Insured Series, Class A, B, C and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values on January 22, 1990 for Class A shares, September 17, 1987 for
Class B shares, August 1, 1994 for Class C shares and September 16, 1996 for Class Z shares and subsequent account values at the end of each fiscal year (April 30) as measured on a quarterly basis, beginning in 1990 for Class A shares, 1987 for Class B shares, 1994 for Class C shares and
1996 for Class Z shares. For the purposes of the graphs, and unless otherwise indicated, the accompanying tables, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in Class A shares; the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares assuming full redemption on April
30, 1997; all recurring fees -- including management fees -- were deducted; and all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
This conversion feature is not reflected in the graphs. The numbers in ( ) show the Series average annual total return without waiver of management fees and/or expense subsidization. Class Z shares are not subject to sales charges or distribution fees. Since Class Z shares have been in existence less then a year, no average annual returns are shown.

The Lehman Brothers Index is a weighted index comprised of 21,000 municipal bonds (general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds) selected by Lehman Brothers as representative of the long-term, investment grade municipal bond market. The Index is unmanaged and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the Index may differ substantially from the securities held in the Fund's portfolio. The Lehman Brothers Index is not the only benchmark that can be used to characterize performance of municipal bond funds and other indexes may portray different comparative performance.

Best Year:   1995     16.7%
Worst Year:  1994     -5.3%

Class A          (GRAPH)

Average Annual Total
Returns - Class A

With Sales Load
6.7% Since Inception (6.6)
5.8% for 5 Years
2.6% for 1 Year (2.5)

Without Sales Load
7.1% Since Inception
6.5% for 5 Years
5.7% for 1 Year


Best Year:   1995     16.3%
Worst Year:  1994     -5.6%

Class B   (GRAPH)

Average Annual Total
Returns - Class B

With Sales Load
7.5% Since Inception (7.4)
5.9% for 5 Years (5.8)
0.3% for 1 Year (0.2)

Without Sales Load
7.5% Since Inception (7.4)
6.0% for 5 Years
5.3% for 1 Year


Class C    (GRAPH)

Average Annual Total
Returns - Class C

With Sales Load
5.4% Since Inception
4.1% for 1 Year (4.0)

Without Sales Load
5.4% Since Inception
5.1% for 1 Year

Class Z        (GRAPH)

Comparing A $10,000 Investment.

Prudential Municipal Bond Fund: Intermediate Series vs. the Lehman Brothers Municipal Bond Index.

--Prudential Muni Bond Fund: Intermediate Series
//Lehman Bros. Muni  Bond Index

Past performance is not indicative of future results and an investor's shares, when redeemed, may be worth more or less than their original investment. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Bond Fund (Intermediate Series,
Class A, B, C and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values on January 22, 1990 for Class A shares, September 17, 1987 for Class B shares, August 1, 1994 for Class C shares and September
16, 1996 for Class Z shares and subsequent account values at the end of each fiscal year (April 30) as measured on a quarterly basis, beginning in 1990 for Class A shares, 1987 for Class B shares, 1994 for Class C shares and 1996 for Class Z shares. For the purposes of the graphs, and unless otherwise indicated, the accompanying tables, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in Class
A shares; the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares assuming full redemption on April 30, 1997; all recurring fees -- including management fees -- were deducted;
and all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. This conversion feature is not reflected in the graphs. The numbers in ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization. Class Z shares are not subject to sales charges or distribution fees. Since
Class Z shares have been in existence less then a year, no average annual returns are shown.

The Lehman Brothers Index is a weighted index comprised of 21,000 municipal bonds (general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds) selected by Lehman Brothers as representative of the long-term, investment grade municipal bond market. The
Index is unmanaged and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the Index may differ substantially from the securities held in the Fund's portfolio. The Lehman Brothers Index is not the only benchmark that can be used to characterize performance of municipal bond funds and other indexes may portray different comparative performance.

           Best Year:   1995   13.2%
           Worst Year:  1994   -4.0%
Class A           (GRAPH)

Average Annual Total
Returns - Class A

With Sales Load
6.0% Since Inception (5.9)
5.1% for 5 Years
0.7% for 1 Year (0.6)

Without Sales Load
6.5% Since Inception
5.7% for 5 Years
3.9% for 1 Year


             Best Year:   1995   12.8%
             Worst Year:  1994   -4.5%
Class B           (GRAPH)


Average Annual Total
Returns - Class B

With Sales Load
6.6% Since Inception (6.3)
5.1% for 5 Years
-1.6% for 1 Year (-1.7)

Without Sales Load
6.6% Since Inception (6.4)
5.3% for 5 Years
3.4% for 1 Year


Class C           (GRAPH)             Average Annual Total
                                      Returns - Class C

With Sales Load
4.0% Since Inception
2.2% for 1 Year (2.1)
Without Sales Load
4.0% Since Inception
3.2% for 1 Year


Class Z           (GRAPH)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Donald D. Lennox
Mendel A. Melzer
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shereff, Friedman, Hoffman & Goodman LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435L103    74435L301    74435L509        MF133E
74435L202    74435L400    74435L608        Cat. #44416EK
74435L707    74435L806    74435L889
74435L871    74435L863    74435L855